UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-08529

MONTEAGLE FUNDS

(Exact name of registrant as specified in charter)

2506 Winford Avenue, Nashville, TN 37211

 (Address of principal executive offices) (Zip code)

The Corporation Trust Company
Corporation Trust Center, 1209 Orange Street, Wilmington, DE 19801

 (Name and address of agent for service)

With copies to:

C. Richard Ropka, Esq.

Law Office of C. Richard Ropka

215 Fries Mill Road

Turnersville, NJ  08012

Registrant's telephone number, including area code: (800) 238-7701

Date of fiscal year end: August 31

Date of reporting period: August 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Monteagle Funds

Fixed Income Fund
Institutional Class - MFHRX

Quality Growth Fund
Institutional Class - MFGIX

Select Value Fund
Institutional Class - MVEIX

Opportunity Equity Fund
Investor Class - HEQFX
Institutional Class - HEQCX

The Texas Fund
Institutional Class - BIGTX

Annual Report
August 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.monteaglefunds.com and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

MONTEAGLE FUNDS

                       TABLE OF CONTENTS

  August 31, 2019

A Discussion of Fund Performance............................................................................	1
Performance Illustration.............................................................................................	21
Supplementary Portfolio Information.........................................................................	26
Schedule of Investments.............................................................................................	31
Statements of Assets & Liabilities..............................................................................	48
Statements of Operations............................................................................................	49
Statements of Changes in Net Assets.........................................................................	51
Financial Highlights...................................................................................................	56
Notes to Financial Statements....................................................................................	62
Report of Independent Registered Public Accounting Firm......................................	82
About your Funds' Expenses......................................................................................	83
Trustees & Officers of the Trust.................................................................................	86
Compensation of Trustees & Officers........................................................................	87
Additional Information...............................................................................................	88

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2019 (UNAUDITED)

How did the Fund Perform?

The Monteagle Fixed Income Fund (the “Fund”) had positive performance for the year. For the year ended August 31, 2019, the Fund had a total return of 7.35%. For the three month and year-to-date periods ended August 31, 2019, the Fund had total returns of 3.06% and 6.46%, respectively. The returns were primarily impacted by falling interest rates over the past year (see Table 1). While interest rates are lower for all maturities, the longer maturities have been impacted more than the shorter ones. All maturities have been falling over the course of the year, especially in August, as domestic and global economies have slowed. The yield curve has been responding to a Federal Reserve shift in policy to easing from a tightening policy at the end of 2018. The Fed raised the over-night Fed Funds Rate by ¼ point to 2.25% - 2.50% in December 2018 and subsequently lowered the rate by ¼ point in July 2019 back to 2.00% - 2.25%. Additional reductions in the rate are expected.

The Fund’s benchmark index (The Barclays Capital Intermediate Government/Credit Index) had relative returns of 8.12%, 2.83%, and 6.79% for the one year, three month, and year-to-date periods, ended August 31, 2019, respectively.

What Influenced Fund Performance?

As the fiscal year began in late 2018, the market was well entrenched in the opinion that higher interest rates were on the horizon. Domestic economic indicators like employment and consumer spending were robust. Inflation expectations were waning though the Federal Reserve viewed that as transitory and short term. Concurrently, the Eurozone was experiencing slowing economic growth and the trade tensions with China continued. The Fed had already raised the overnight rate twice in 2018 (March and June) and was expected to continue on that path with one or two additional increases by the end of 2018. The increases came to pass at the September 26th and December 19th FOMC meetings. The 10-year Treasury Note hit a multi-year high yield in the middle of October 2018, at approximately 3.25%.

It may have been both, but at least the increase in December proved too much for the economy and the markets. Stocks sold off dramatically at year end 2018.

Enter 2019, and a Federal Reserve that now openly announced their plan for patience in raising rates any further while evaluating incoming economic data. The strength of the U.S. economy had not buckled by any means, but inflation expectations were now well below the Fed’s 2% target and still falling. The outlook for a recession in the next 18 – 24 months had gained a lot of followers. Possibly the single most influence on interest rates across all sectors this fiscal year was the falling inflation expectations and the Fed’s need to act to move them higher. Patience lasted for a few FOMC meetings but turned to an easing policy at the July 31, 2019, meeting. With market expectations now entrenched in further easing, yields fell, and the fixed income markets rallied to impressive performance returns by fiscal year end 2019. Spread products (non-Treasury securities) outperformed in general – and lower rated bonds within the sectors outperformed higher quality names – as investors bet on the Fed preventing a recession.

1

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

By fiscal year end 2019, the 10-year Treasury Note yielded near an all-time low at approximately 1.50%. The 30-year Treasury was at all-time lows below 2%. But the 2-year Treasury had not responded as much while waiting for further Fed rate cuts and yielded approximately 1.50%. The entire yield curve had dropped between 106 to 137 basis points.

By lengthening duration and over-weighting spread products versus its benchmark, the Fund was able to participate in the strong fixed income performance to some degree. By investing in only A-rated or better securities per the Fund’s objectives, some performance was missed as BBB-rated securities provided some of the best one-year returns as investors reached for yield.

The movement in interest rates is an indication of the market’s expectation for future growth and inflation. A tighter monetary policy by the Federal Reserve Board, for example, will have an impact on the market through higher interest rates. Conversely, an easy monetary policy will impact the market through lower interest rates. We can see in the table below how interest rates have moved over the past fiscal year and also how the shape of the curve has evolved quarter to quarter.

TABLE 1

Interest Rate Movements

Early in the fiscal year, rates across the curve moved higher while the Fed was still in a tightening policy. As 2019 progressed and the Fed moved from a tightening policy to patience to an easing policy, rates fell, and the curve flattened. During the fiscal year, the curve reached an extreme of negative 5 basis points (10-year maturity minus 2-year maturity) which is a historical guide of future recession.

A glance at the 2-10 spread on the following chart sheds light on the flattening curve. The 2-10 spread is the difference in yields between the 2 and 10-year Treasury notes. The spread is a crucial indicator of sentiment about the prospect for future economic growth, with wider gaps indicating the potential for stronger future capital investment, and a smaller gap – or a negative spread – indicating the potential for a recession.

2

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

TABLE 2

10-Year Treasury Constant Minus 2-Year Treasury

Constant Maturity (August 31, 2018 - August 31, 2019)

We have maintained a disciplined approach to a high-quality portfolio profile. We remain committed to the Fund’s strategy of holding a well-diversified portfolio of high-quality bonds. We believe that the markets have rewarded our shift to a neutral to slightly long duration versus the benchmark during 2019. Actively managing the Fund based on our expectations for changes in interest rates and sector performance, we have made adjustments throughout the fiscal year.

During the course of the year we decreased the Fund’s market allocation to mortgage-backed securities from 11% to 9% while also decreasing the Fund’s cash position materially in anticipation of falling rates. We increased the Fund’s allocation to investment grade intermediate corporate bonds to 60%, while reducing the Fund holdings of government bonds to 27% of the portfolio. During the fiscal year we also purchased high quality taxable municipal bonds (state and local issuers), finishing the fiscal year with a 3% allocation.

3

As can be seen from the following table, performance for all major sectors of the intermediate government/credit indexes were positive for the fiscal year ended August 31, 2019.

TABLE 3

Sector Returns

While the U.S. Intermediate Treasury sector’s performance is somewhat lower than the other major sectors, it is just one attribute in the overall performance of the Fund. Within

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

the intermediate sector, performance can vary widely not only between sectors but also by maturity. The following table shows the performance of the various maturity ranges within the broad intermediate index. For the entire year, the longer maturities within each sector had the most positive effect on the overall index performance.

TABLE 4

Performance of Various Maturity Ranges

Bloomberg Barclays Broad Market Index

The Fund’s holding of U.S. Treasury Notes at 19% of the total portfolio value, substantially less than the roughly 61% in the Bloomberg Barclays Intermediate Govt/Credit Index, was a positive impact on performance. Conversely, the over-weight to the corporate sectors – 60% in the Fund versus 34% in the Index – also had a positive impact on performance.

The Fund’s duration lengthened over the course of the last fiscal year. As of August 31, 2019, the Fund’s portfolio duration was 4.04 years (including cash) compared to the portfolio duration of 3.75 years at 2018 fiscal year end. Maturity also lengthened slightly to 4.51 years at August 31, 2019, compared to 4.28 years at 2018 fiscal year end. When compared to the duration and weighted average maturity of 3.86 years and 4.25 years for the Bloomberg Barclays Intermediate Government/Credit index, the Fund’s portfolio is slightly longer in duration and effective maturity.

The Fund’s securities effective maturity are less than 10 years with the highest percentage maturing in the 3 to 5-year range (47.8%). 13.9% of the Fund’s assets mature in less than 3 years, 66.1% in 3 to 7 years, and 20.1% in 7 to 10 years. We believe the Fund is positioned appropriately and well diversified across sectors and the yield curve.

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

The preceding chart and table represent the credit quality distribution of the Fund’s securities holdings at the end of this fiscal year versus the rating breakdown for the Bloomberg Barclays Intermediate Govt/Credit Index. The Fund’s overall rating increased slightly to AA/Aa2 from AA-/Aa3 at the last fiscal year end in 2018. We include U.S. government obligations and cash in the Aaa rating category (37.06%), as the Bloomberg Barclays benchmark index still maintains ratings of AAA on U.S. government obligations. The following table shows the difference in performance across credit quality. As we moved through 2019, investors piled cash into lower rated securities as yields in general continued to fall.

TABLE 5

Investment Grade Performance of Various Credit Quality

Bloomberg Barclays Broad Market Index

What is the Fund’s Strategy?

The Fund seeks to achieve its objective of total return through income and capital appreciation of its underlying bonds and will continue to invest in high quality intermediate term fixed income securities generally between 2 and 10 years in maturity.

MONTEAGLE FIXED INCOME FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

The Fund will continue to monitor economic conditions to anticipate interest rate changes and lengthen or shorten the duration of the Fund’s portfolio of securities to maximize total return with minimal risk. The Fund will also actively manage portfolio holdings across market sectors in order to maximize total return within the scope of permitted investments defined by the Fund’s prospectus. While we have taken prudent steps to diversify the Fund’s assets by limiting exposure to the credit and interest rate risk associated with any one specific issuer, market sector, or maturity range, those risks cannot be completely eliminated without affecting long-term Fund performance. We remain vigilant and will act in your best interest to preserve the Fund’s asset values.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2019 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2019, US equity markets posted low single digit returns in a volatile year of trading.  The market peaked in September 2018 before entering a strong risk off period with a sharp decline that bottomed 12/24/18.  The Fall 2018 slump resulted from a variety of factors including: the US-China trade war, Brexit, hawkish Fed commentary, peaking earnings growth, crude oil price crash, fears of Big Tech regulation, and increased economic slowdown concerns and recession fears.  The market rebounded strongly to start calendar year 2019 and reached a new peak in early May as accommodative central banks around the globe led to improved investor sentiment and reduced recession fears.  Trade war tensions resurfaced in early May which, in tandem with elevated valuation levels, led to equity market declines through early June.  The markets rose again in June and July following better than expected second quarter earnings.  The 2019 fiscal year closed on 8/31/19 following a month of increased trade war tensions which pressured equity market returns.  Going forward, equity market returns could be challenged by elevated valuation levels and a potentially difficult upcoming earnings season.  However, those headwinds may be overwhelmed by an accommodative Fed.  As such, we believe it is prudent to remain nimble in portfolio positioning and to retain the ability to quickly adapt to changing conditions.

The Monteagle Quality Growth Fund’s strategy is to invest in companies which exhibit growth characteristics (revenues, earnings, dividends, shareholder’s equity), albeit with a formalized quality overlay and specific sector allocation restrictions to help guard against excessive optimism.  Given the performance divergence of growth stocks vs. the overall market that became increasingly pronounced, the Investment Manager adopted a more Core-type approach with a stringent quality methodology to help mitigate against the Fund holding securities with excessive valuations and potentially greater downside risk.  As a result of this shift, the Fund did not have the same exposure to Growth versus historical levels.  In the second half of the fiscal year the Fund entered wind down mode and the Investment Manager began to manage the Fund with required distributions in mind.

For fiscal year 2019, the portfolio declined 8.86% compared to a gain of 2.92% for the S&P 500 Index.  The Fund has been operating in run down mode for much of fiscal year 2019.  As such, returns were negatively impacted by higher than normal cash balances.  Additionally, stock selection detracted from performance during the year.  On the sector allocation side, the Fund’s overweight to the Financials and Communications Services sectors aided performance during the year, while the Fund’s underweight to the Real Estate and Utilities sectors detracted from performance.  The Fund underweighted the Real Estate and Utilities sectors due to excessive valuations which we believed offered unfavorable risk-reward prospects.  The best performing sectors in the Fund for the year were Information Technology, Utilities, and Real Estate.  The worst performing sectors in the Fund for the year were Energy, Materials, and Consumer Staples.  The securities which contributed most positively to relative portfolio performance vs. the S&P 500 are the following:  Broadcom Incorporated (81 BP), CVS Health Corporation (54 BP), Comcast Corporation (36 BP), Microsoft Corporation (29 BP), and Neogen Corporation (25 BP).  The securities that most negatively impacted the portfolio in FY 2019 are the

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

following:  Albemarle Corporation (-140 BP), WPP Plc (-106 BP), Altria Group (-105 BP), Electronic Arts Inc (-81 BP), and FedEx Corporation (-80 BP).

For the 1st quarter period ending 11/30/2018, the Fund returned -8.11% vs. the S&P 500 return of -4.40%.  Sector allocation and security selection both contributed to underperformance during the quarter, with security selection causing a greater degree of underperformance.  The best performing sectors in the Fund for the quarter were Utilities, Materials, and Health Care.  The worst performing sectors in the Fund for the quarter were Energy, Communication Services, and Consumer Discretionary.

For the 2nd quarter period ending 2/28/2019, the Fund returned -0.53% vs. the S&P 500 return of 1.42%.  Sector allocation was a positive contributor to performance in the quarter as performance was aided by an overweight to Communication Services, underweight to Financials, and overweight to Industrials.  Security selection detracted from performance during the quarter.  The best performing sectors in the Fund for the quarter were Real Estate, Utilities, and Communication Services.  The worst performing sectors in the Fund for the quarter were Health Care, Materials, and Consumer Staples.

For the 3rd quarter period ending 5/31/2019, the Fund returned -3.53% vs. the S&P 500 return of -0.67%.  Sector allocation was a positive contributor to performance in the quarter as performance was aided by an overweight to Communication Services and an overweight to Health Care.  Security selection negatively impacted performance during the quarter.  The best performing sectors in the Fund for the quarter were Communication Services, Information Technology, and Financials.  The worst performing sectors in the Fund for the quarter were Materials, Energy, and Industrials.

For the 4th quarter period ending 8/31/2019, the Fund returned 3.56% vs. the S&P 500 return of 6.87%.  Sector allocation and security selection both contributed to underperformance during the quarter, with security selection causing a greater degree of underperformance.  The best performing sectors in the Fund for the quarter were Information Technology, Communication Services, and Real Estate.  The worst performing sectors in the Fund for the quarter were Energy, Consumer Staples, and Materials.

Changes to the portfolio during the fiscal year reflect a focus on the overall quality of portfolio holdings as well as position reduction/elimination to meet distributions.  All changes to the portfolio, both relative to individual security selections and sector allocation decisions, are driven by a focused methodology that continually seeks to generate the highest level of risk adjusted returns subject to our specific Fund mandates.  This methodology incorporates both top-down and bottom-up factors and is primarily driven by individual security potential returns relative to our assigned security target prices (positive for purchases and negative for sales).  This methodology also separates the three primary aspects of portfolio management into separate disciplines to help guard against Portfolio Manager biases.  These aspects of the portfolio management are Security Selection, Portfolio Construction, and Risk Management.  All three of these aspects of the portfolio management process must be in congruence to have the best chance to achieve the goal of market leading risk adjusted performance over time.

MONTEAGLE QUALITY GROWTH FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

New positions established over the course of fiscal year 2019 were: ABIOMED Inc (Health Care), Bunge Ltd (Consumer Staples), CVS Health Corp (Health Care), Electronic Arts Inc (Communication Services), Intelsat SA (Communication Services), Interactive Brokers Group Inc (Financials), Vail Resorts Inc (Consumer Discretionary), Neogen Corp (Health Care), PRA Health Sciences (Health Care), iShares Edge MSCI USA Quality Factor ETF, and Cimarex Energy Co (Energy).  Several positions were eliminated during the year to fund the purchase of the securities listed above and to meet Fund distributions.

What is the Fund’s Strategy?

The Fund will continue to focus on a diversified portfolio of higher quality securities that exhibit above market growth characteristics while simultaneously possessing characteristics of quality and stability, both on an absolute as well as a relative basis.  At elevated valuation levels, the Fund Manager is likely to exhibit caution going forward.  Furthermore, with the Fund in wind down mode, most future transactions will occur to raise capital to meet distributions.  Fund distributions can negatively impact a portfolio’s ability to achieve above market returns.  Going forward, the Fund Manager will continue to balance maintaining the Fund’s characteristics in conjunction with the transactions needed to cover distributions.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2019 (UNAUDITED)

How did the Fund perform?

For the year ended August 31, 2019, the Monteagle Select Value Fund (the “Fund”) had a return of -9.76%, which underperformed its value peers over the rolling 1-year period.  The S&P 500 Index (“S&P 500” or “Index”) had a return of 2.92% for the same period, which outperformed due to the growth component.  The Fund’s net asset value per share as of August 31, 2019 was $11.05 versus $13.66 on August 31, 2018.  Due to the gains realized over the last twelve months, another capital gain distribution will be occurring at the end of this calendar year.

What is the Fund’s investment approach?

The Fund’s investment goal is long-term capital appreciation.  The Fund uses a “value investing” style by investing under normal circumstances at least 80 percent of its assets in common stock of domestic companies believed to be under-priced relative to comparable securities determined by price-to-earnings ratios, cash flows or other measures.  The Fund’s adviser predominately utilizes a reversion-to-the-mean strategy on stock selection in order to achieve its results rather than trying to time market fluctuations.  The adviser limits the pool of stocks to consider for purchase to only those equities in the S&P 500.  In selecting stocks, the Fund’s adviser establishes valuation parameters by using relative ratios or target prices to evaluate companies on several levels.  Additionally, the adviser will generally have the Fund hold between 20 and 60 equities and diversify its holdings across numerous industries.  The Fund seeks to maintain a minimum average weighted market capitalization of $5 billion.

Value stocks are broadly defined as equities which have a price-to-earnings ratio and a price-to-book ratio less than the relative market average with dividends tending to be higher than the relative market average.  Also, value stocks tend to have a beta (a measure of the stocks price volatility relative to the overall market, i.e. the S&P 500) less than 1.0.

What influenced the Fund’s performance?

After an approximate 20% correction that ended December 2018, the domestic equity market quickly returned to highs in only four months.  Another 7% pullback occurred which then led to a subsequent 10%+ rally to new all-time highs.  This run-up was a result of the Fed changing course in 2019 and cutting short-term borrowing rates by twenty-five basis points at the end of July.  However, the domestic equity market did not like the verbiage the Fed used and hoped for further cheapened money as a result of lowered rates.  August began a volatile cycle in domestic equity with close to six independent 3% moves, channeling between a price range of 2,850 and 2,940.  The volatility stemmed from increased trade war tensions as China and the US went back and forth with increases in tariffs.  Additionally, fears of an economic slowdown added to the volatility as the two-year Treasury inverted above the 10-year Treasury, which has historically been used as a predictor of recessions.  The month ended with a positive outlook on trade negotiations.  Should this sentiment continue the market could see a rise

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

in the coming months.  Additionally, expectations of another rate cut in September could support higher equity prices in the near term.

While growth has outperformed value for several consecutive years, we believe value will begin to lead the Index in the coming years.  Moreover, the Fund’s focus on a “value style, reversion-to-the-mean” strategy should prove to be beneficial in years to come.

For the first quarter, the portfolio holdings of the Fund underperformed the Index.  The investments of the Fund experienced a -8.04% return versus a return for the Index of -4.40%.  The domestic equity market correction took a toll on stocks in the quarter and the Fund was no exception.  Cash continues to remain slightly elevated in order to take advantage of market pullbacks; moreover, holding higher levels of cash coming into the quarter allowed for multiple purchases when the general market was at or near it’s low within the quarter.  As of quarter-end the cash balance of the portfolio was 8.85% invested in cash equivalents.

The broad sectors of the Index that improved the most on average during the quarter were the Utilities, Communications and Consumer Staples sectors; while the Energy, Technology and Consumer Discretionary sectors were the lowest performing within the Index.  After closing the previous quarter-end the Index achieved another all-time high in September before experiencing a market correction that began in early October.  The Index fell over ten percent in October from it’s high in late September.  After gaining almost seven percent within the first part of November, the Index again fell almost 6.5%, reaching near the same low as experienced one month before.  Finally, the remaining five trading days of November saw an almost 5% rally.  The drastic swings in the market have created great uncertainty in the market as concerns over the trade war and the future of interest rates loom.

As of the end of the first quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Materials and Healthcare sectors.  The largest sector allocations are Industrials, Energy and Technology.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of CBOE Global Markets, Inc. (which was sold near its recent high in early November), Broadcom Inc. and Franklin Resources Inc.  The Fund’s portfolio performance was most negatively affected by Mohawk Industries, Schlumberger and Baker Hughes (which was averaged into near it’s low in the quarter).  During the quarter, five unique securities were sold and nine securities were purchased, of which seven were new securities added to the portfolio.  The vast majority of these purchases occurred on larger pullbacks in the Index, which will prove to be advantageous execution over the long term.  As of the end of the quarter, the Fund maintained a slightly elevated cash balance in order to facilitate the large upcoming capital gains distribution.

For the second quarter, the portfolio holdings of the Fund significantly outperformed the Index.  The investments of the Fund experienced a 6.45% return versus a return for the Index of 1.42%.  As of the end of the quarter, cash is elevated in order to take advantage of market pullbacks.  As of quarter-end the cash balance of the portfolio was 17.26% invested in cash equivalents.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

The broad sectors of the Index that improved the most on average during the quarter were the Information Technology, Utilities and Industrials sectors; while the Energy, Communication Services and Consumer Staples sectors were the lowest performing within the Index.  A market correction that began in early October led the markets nearly 20% lower by late December.  From this December low, the remaining forty-four days of the quarter resulted in a 18.4% increase regaining most of the fall that occurred over the previous two months.

As of the end of the second quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less exposure to the Consumer Staples, Healthcare and Technology sectors.  The largest sector allocations are Consumer Discretionary, Energy and Industrials.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Incyte Corp., Celgene Corp. (which was sold near its recent high after a 48% increase subsequent to an acquisition announcement) and Hanesbrand, Inc.  The Fund’s portfolio performance was most negatively affected by Arconic Inc., Cimarex Energy Co. and Franklin Resources Inc.  During the quarter, four unique securities were sold (ECA was sold after its acquisition of NFX) and two new securities were purchased.  As of the end of the quarter, the Fund maintained a higher level of cash.  With the large rally in a short period of time, we will be looking for opportunities to put cash to work on market pullbacks.

For the third quarter, the portfolio holdings of the Fund underperformed the Index.  With a downturn beginning in domestic equities and a large withdrawal in the quarter (which necessitated disposals), the Fund experienced a -9.71% return versus a return for the Index of -0.67%.  As of quarter-end the cash balance of the portfolio was 3.06% invested in cash equivalents.

The broad sectors of the Index that improved the most on average during the quarter were the Consumer Staples, Utilities and Financials sectors; while the Energy, Materials and Health care sectors were the lowest performing within the Index.  After a 25% rally in the Index (which began late December 2018), the Index began to pullback in early May.  For the month of May, the Index fell 6.5%.

As of the end of the third quarter, the portfolio holdings continued to be diversified across many sectors of the Index with no holdings in the Consumer Staples, Utilities or Communications sectors.  The sectors with lowest allocation within the Fund are the Technology, Financials and Materials sectors.  The largest sector allocations continue to be Consumer Discretionary, Industrials and Energy.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Arconic Inc., DR Horton, Inc. (which was sold within the quarter at the intraday high the day of its 52-week high) and J.M. Smucker (sold during the quarter at a price less than 1% off it’s 52-week high).  The Fund’s portfolio performance was most negatively affected by Haliburton Co., Western Digital Corp and Freeport-McMoRan Inc.  These three securities are in one of the three lowest performing sectors in the Index for the quarter.  During the quarter, three unique securities were sold and two new securities were purchased.

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

For the fourth quarter, the portfolio holdings of the Fund underperformed the Index.  With significant volatility in the domestic equity market since July and value continuing to lag growth equity performance, the Fund experienced a 2.10% return for the quarter versus a return for the Index of 6.87%.  As of quarter-end the cash balance of the portfolio was 18.68% invested in cash equivalents, which is elevated because of market opportunities as well as future expected withdrawals.

The broad sectors of the Index that improved the most on average during the quarter were the Technology, Consumer Staples and Utilities sectors; while the Energy, Consumer Discretionary and Communications sectors were the lowest performing within the Index.  Domestic equities reached an all-time new high in late July before falling approximately 6%.  Subsequently, the Index entered into a volatile cycle in August marking close to six independent 3% moves, channeling between a price range of 2,850 and 2,940.  The Index closed August 3.3% off all-time highs.

As of the end of the fourth quarter, the portfolio holdings continued to be diversified across many sectors of the Index with less allocation to the Consumer Staples, Financials and Communications sectors.  The largest sector allocations are Materials, Energy and Health Care.  The Fund’s positive portfolio performance was primarily attributed to its top performing stock picks of Western Digital (up in excess of 50% during the quarter after being one of the worst performers last quarter), Micron Technology, Inc. and Davita, Inc.  The Fund’s portfolio performance was most negatively affected by Tapestry, Inc., Cimarex Energy Co. and Johnson Controls International.  During the quarter, four securities were sold and four new securities were purchased.

What is the Fund’s strategy?

The Fund will continue to concentrate on equities contained in the S&P 500 which generally consists of large name brand corporations with good fundamentals and broad product diversification.  The Fund’s adviser will continue to be disciplined in the use of its predominate strategy of reversion-to-the-mean by applying its “value investing” approach valuation model; thereby, allowing the market’s volatility to identify those securities that become under-valued and are poised to be the next performers in the market.  Sector allocation in the Fund’s portfolio will primarily be determined by which companies are available for purchase pursuant to the Fund’s strategy.  It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively invest the cash into equities identified by the primary investment strategy as opportunities present themselves or for dollar-cost-averaging into currently held positions. This strategy is executed with a long-term outlook and will have periods of under-performance and out-performance versus its Index.  Therefore, the Fund’s daily performance can and will vary dependant upon current market conditions.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may

MONTEAGLE SELECT VALUE FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Mutual Shareholder Services, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2019 (UNAUDITED)

How did the Fund perform?

Monteagle Opportunity Equity fund investor class shares (HEQFX) lost 1.88% for the 12 months ended August 30, 2019 while the institutional class (HEQCX) lost 1.50%. The fund’s stated benchmark, the S&P 400 Mid-Cap Index lost 6.45% in the same period while the index assigned to the fund by Morningstar, the Russell Mid-Cap Index, gained 0.53%. The fund’s net asset value (NAV) on HEQFX as of August 31, 2018 was $6.08 per share and the ending NAV was $5.56 per share. The beginning and ending NAV per share values for HEQCX were $6.48 and $5.94 respectively. Dividends paid on HEQFX during the period amounted to approximately $0.35 and approximately $0.365 for HEQCX. History has shown over 95% of these dividends are reinvested into more shares of each respective fund at the lower price.

What is the Fund’s investment approach?

Monteagle Opportunity Equity Fund is a Mid-Cap Blend fund which incorporates a mix of investments in mid- and small-cap domestic companies within a diversified equity portfolio to achieve growth of invested assets.

Diversification comes from investment exposure to all eleven GICS sectors available within the Fund’s stated benchmark, the S&P 400. The sub-advisor, Henssler Financial, also works to diversify investments within these sectors by choosing companies within most of the industries contained within them. Allocation weighting generally follows that of the stated benchmark at the annual rebalance. The portfolio generally holds between 65 and 85 companies to limit specific company risk.

Any company within the high-quality investment criteria of Henssler Financial and having a market capitalization below $24 billion is considered for addition into the Fund portfolio. Stocks are selected based on their quality, valuation, limited debt and above-average profitability relative to their industry peers. A company’s quality is determined by earnings predictability, low or serviceable debt and cash flow to shareholders. Companies with highly predictable earnings, easily serviceable debt and attractive cash flow to shareholders are considered “high quality” in the Henssler Financial selection process.

The portfolio managers have been managing this strategy in this way since 2009 for separately managed account clients of Henssler Financial. The fund is expected to continue in a similar process for the unforeseen future as it has shown to benefit investors seeking exposure to mid- and small-cap domestic companies.

What influenced the Fund’s performance?

The fourth fiscal quarter of 2018 saw equity investments decline significantly. From September 20th, 2018 to December 24th, 2018 the S&P 500 price declined almost 20%. Mid-cap equities declined by approximately 22% according to the S&P 400. Our experience has shown times of volatility tend to favor high-quality equity investments.

MONTEAGLE OPPORTUNITY EQUITY FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Relative to the S&P 400, HEQFX and HEQCX outperformed by 3.09% and 3.31% respectively.

The annual period beginning September 1, 2018 and ending August 31, 2019 was marked by the aforementioned decline and a subsequent reflation of equity prices. During that period HEQFX and HEQCX lost 1.88% and 1.50% respectively. The S&P 400 lost 6.45% in that same period.

An attribution analysis of the returns on the Monteagle Opportunity Equity Fund shows very little differential in the weighting scheme among sectors. This fits with the portfolio strategy which generally takes its weighting cues from its benchmark. However, the portfolio’s selection within sectors differs significantly from its benchmark as approximately half of the benchmark holdings do not meet the quality criteria used within the investment strategy.

That being the case, we note the portfolio provided outperformance in eight of the eleven sectors with energy leading the way in this measure of relative return. Our attribution reports show energy stocks within the S&P 400 fell by 55.8% during the one-year period beginning September 1, 2018 while the 3 securities held by the fund collectively gained 0.59% during the same period. This group was led by World Fuel Services which gained 38.34% in the period and was over-weighted by 2.07% relative to the benchmark which also held the shares.

Real Estate investments in the fund also provided alpha relative to the S&P 400 as four of the six real estate holdings in the fund are not represented in the benchmark. While the benchmark experienced gains within the sector of approximately 1.33%, the fund’s portfolio gained 18.27%. We believe interest rates being managed lower by the Federal Reserve aided in the relative outperformance. Mid-America Apartment Communities and Extra Space Storage, Inc. provided gains in excess of 20% while neither of them are held within the benchmark index. Equity Real Estate was the largest industry weighting in the fund’s portfolio at the end of the period while energy is among the lowest. Performance has been a factor in sector weighting even though the portfolio was rebalanced in June with significant trades involved.

What is the Fund’s strategy?

Monteagle Opportunity Equity Fund is a high-quality mid- and small-cap portfolio which is considered a Mid-Cap Blend fund by most financial analysts. The portfolio is managed to this strategy with the goal of price appreciation and is expected to continue in that manner.

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE

AUGUST 31, 2019 (UNAUDITED)

How did the Fund perform?

For the fiscal year ended August 31, 2019, The Texas Fund was down -18.12%.  Over the same time period the S&P 500 index was up 2.92%, the Russell 3000 index was down -0.63%, the Russell 2000 (Small Caps) was down -14.13%, and the Dow Jones Americas Oil & Gas Index (Energy) was down -23.33%. During the fiscal year, we saw a retracement of small caps and the energy sector with significant underperformance which attributed to underperformance of our stated benchmarks.

What is the Fund’s investment approach?

The Fund’s investment goal is capital appreciation. The Fund invests in a broad market capitalization across the various sectors and sizes of the Texas economy, keeping 80% or more of the fund invested in: 1) companies headquartered in Texas, 2) organized under Texas state laws, or 3) derive 50% of revenues or profits or have 50% of their assets in Texas.  The adviser limits the pool of stocks considered for purchase to only those equities with market capitalization greater than $500 million. The adviser also limits the amount in any one sector to less than 25% of the overall portfolio of companies.

In selecting stocks, the Fund’s adviser ranks stocks in each sector with an A, B, or C.  Weightings are then applied across the A ranking and B rankings for each sector, with A’s weighted more heavily than B’s.  C rankings are considered sells. Company rankings are determined by the Fund’s adviser after analyzing the financials, valuation, and growth prospects in comparison with their peers in the sector. The overall objective is to hold companies for a long-term period to allow the capture of their growth within the Texas economy.

Since there are several small and mid-cap companies in Texas, and since the fund advisers do not give specific preference to large caps, the fund tends to have an average market capitalization between $4 billion to $6 billion. The Fund also maintains investments across the spectrum of Texas companies, from those considered to be value companies, to those considered growth companies.

What influenced the Fund’s performance?

The fiscal year reported essentially starts at a peak and ends at a trough in the fund’s performance. Going into the year, we had seen a sharp rise and the beginning of a shift to small cap leadership as well as leadership from energy, industrials, and signs of a stabilizing inflationary economy. However, this abruptly changed course as the Fed raised rates into the last quarter of the year and trade wars affected the future outlook.  During the 4th quarter of 2018, we were able to reduce some downside through hedging techniques. However, the quick rebound of the markets in January of 2019 nullified some of the benefits we had gotten from hedging in December.

Throughout the year we stayed with our methodology for selecting stocks and kept the fund fully invested. Through this period, we continued to invest in names we believe to be at good valuations for the future. We continued to reallocate capital to energy, banks,

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

industrials, and small caps during this period. While that contributed to relative underperform in the period reported, we believe it sets us up for outperformance over the longer term.

First Quarter (8/31/18-11/30/18)

Most of the year’s losses came in the first quarter with the fund losing -12.62%. There was a swift pullback in energy and small caps that was difficult for us to avoid or overcome.  We began hedging in this quarter utilizing CALL options on long term treasuries and PUT options on the indices.

Second Quarter (12/1/18-2/28/19)

December was brutal on all markets. Through Christmas Eve we were down -10.47% but were beating the S&P 500 and Russell 3000 by around 4.5%. Then, as the market began to rebound, the benchmarks closed the gap. We ended the quarter up 2.14% vs 1.43% on the Russell 3000 and 0.88% on the S&P 500. We added weight to cyclicals and basic materials and reduced exposure to financials during this time period.

Third Quarter (3/1/19-5/31/19)

The third quarter took its toll on the fund. Over the reporting period, The Texas Fund lost -7.32% while the S&P 500 was down -1.84% and the Russell 3000 was down -2.46%. We contribute the downturn due to our small cap and energy holdings once again. The Russell 2000 (small caps) was down -7.81% over this time period and the Dow Jones Oil & Gas Index (energy) was down -9.42%. We added back funds to the financial sector during the quarter reducing basic materials as we felt regional banks in Texas were undervalued and represented a good buying opportunity.

Fourth Quarter (6/1/19-8/31/19)

In June of 2019 we began seeing signs that the overall market might be losing steam. With the trade wars heating up and economic indicators cooling down, we wanted to stay invested but we thought it wise to put hedges back in place. During the quarter, large cap stocks once again rallied. The S&P 500 was up 6.34% and the Russell 3000 was up 5.90%. Once again small caps and energy under-performed and The Texas Fund was down -1.94%. At the close of the year we rebalanced to add to consumer cyclicals and weighted our “A” names while keeping hedges in place.

What is the Fund’s strategy?

The Fund will continue to concentrate on Texas-based equities in order to take advantage of the Texas business climate and prospects for growth.  The Fund’s adviser will continue to evaluate and monitor the investment of the Fund to capture growth in equities in the growing Texas economy.  At the current point in time, the Adviser believes the growth of Texas businesses will outpace the overall US and that difference will be passed on to investors.  Therefore, the adviser seeks to maintain long term equity positions that grow

THE TEXAS FUND

A DISCUSSION OF FUND PERFORMANCE (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

in market cap with the Texas economy. The sub-advisor expects that Texas companies are a good investment for long-term growth. The sub-advisor believes that investors are currently getting a very good value for average future earnings growth estimates when compared to the S&P 500 and sees no reason to change the investment approach.

It is anticipated that the Fund may hold higher levels of cash during extended periods of market uncertainty and will selectively increase options positions when the adviser sees a need for additional downside protection.

Fund performance shown represents the performance of the Fund’s Class I shares. For complete performance information, please refer to the Average Annual Total Return table in the following performance report. Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-263-5593.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-263-5593 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Fund is distributed by Arbor Court Capital, LLC.

Management’s Discussion of Fund Performance seeks to describe some of the Sub-Adviser’s current opinions and views of the financial markets. Although the Sub-Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

MONTEAGLE FIXED INCOME FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment in

Monteagle Fixed Income Fund - Institutional Class Shares
and the Barclays Capital Intermediate U.S. Government/Credit Index

Average Annual Total Return (for the periods ended August 31, 2019)
	One Year	Five Years	Ten Years
Monteagle Fixed Income Fund - Institutional Class	7.35%	1.88%	2.22%
Barclays Capital Intermediate U.S. Government/Credit Index	8.12%	2.64%	3.17%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Fixed Income Fund - Institutional Class shares versus the Barclays Capital Intermediate U.S. Government/Credit Index (formerly Lehman Brothers U.S. Intermediate Government/Credit Index). The Barclays Capital Intermediate U.S. Government/Credit Index measures the performance of dollar denominated U.S. Treasuries, government-related (i.e. U.S. and foreign agencies, sovereign, supranational and local authority debt), and investment grade credit structures that have a remaining maturity of greater than or equal to one year and less than ten years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the Barclays Capital Intermediate U.S. Government/Credit Bond Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Fixed Income Fund - Institutional Class, which will not invest in certain securities comprising this index.

MONTEAGLE QUALITY GROWTH FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment in Monteagle Quality Growth Fund - Institutional Class Shares, the S&P 500 Index and

the Russell 1000 Growth Index

Average Annual Total Return (for the periods ended August 31, 2019)
	One Year	Five Years	Ten Years
Monteagle Quality Growth Fund - Institutional Class	-8.86%	6.81%	10.27%
S&P 500 Index	2.92%	10.10%	13.44%
Russell 1000 Growth Index	4.27%	13.07%	15.42%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Quality Growth Fund - Institutional Class shares versus the S&P 500 Index and the Russell 1000 Growth Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index and the Russell 1000 Growth Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the indices; so too with the Monteagle Quality Growth Fund - Institutional Class, which will not invest in certain securities comprising these indices.

MONTEAGLE SELECT VALUE FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in Monteagle Select Value Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2019)
	One Year	Five Years	Ten Years
Monteagle Select Value Fund - Institutional Class	-9.76%	2.62%	10.46%
S&P 500 Index	2.92%	10.10%	13.44%

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of the Monteagle Select Value Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with the Monteagle Select Value Fund - Institutional Class, which will not invest in certain securities comprising this index.

MONTEAGLE OPPORTUNITY EQUITY FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment in

Monteagle Opportunity Equity Fund - Investor Class Shares

and the S&P 400 MidCap Index

Average Annual Total Return (for the periods ended August 31, 2019)
	One Year	Five Years	Ten Years
Monteagle Opportunity Equity Fund
Investor Class	-1.88%	4.71%	9.50%
Institutional Class	-1.50%	5.22%	N/A *
S&P 400 MidCap Index	-6.45%	7.20%	12.82%

* The average annual total return for the period of commencement of operations (June 15, 2011) through August 31, 2019 was 9.17%.

You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  The Fund acquired all the assets and liabilities of The Henssler Equity Fund, a series of the Henssler Funds, (the “Predecessor Fund”) in a tax-free reorganization on or about May 27, 2019.  In connection with this acquisition, shares of the Predecessor Fund’s Investor Class Shares and Institutional Class Shares were exchanged for Investor Class Shares and Institutional Class Shares of the Fund, respectively.  The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The performance information set forth below reflects the historical performance of the Predecessor Fund shares.  The Predecessor Fund’s Investor Class shares commenced investment operations on June 10, 1998. The Predecessor Fund’s Institutional Class shares commenced investment operations on June 15, 2011.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of Monteagle Opportunity Equity Fund - Investor Class shares versus the S&P 400 MidCap Index. The S&P MidCap 400 provides investors with a benchmark for mid-sized companies. The index, which is distinct from the large-cap S&P 500, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 400 MidCap Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with Monteagle Opportunity Equity Fund - Investor Class and Institutional Class, which will not invest in certain securities comprising this index.

THE TEXAS FUND

PERFORMANCE ILLUSTRATION

AUGUST 31, 2019 (UNAUDITED)

 Comparison of the Change in Value of a $50,000 Investment
in The Texas Fund - Institutional Class Shares and the S&P 500 Index

Average Annual Total Return (for the periods ended August 31, 2019)
	One Year	Five Year	Since Inception*
The Texas Fund - Institutional Class	-18.12%	-1.51%	0.18%
S&P 500 Index	2.92%	10.10%	11.77%

* Represents the period from the commencement of operations (September 17, 2013) through August 31, 2019.

The performance information quoted in this annual report assumes the reinvestment of all dividend and capital gain distributions, if any, and represents past performance, which is not a guarantee of future results. The returns shown do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost.

The above graph depicts the performance of The Texas Fund - Institutional Class shares versus the S&P 500 Index. The S&P 500 Index by Standard and Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index.

As with any fund, save an index fund, that commonly compares its performance to the S&P 500 Index, such a comparison may be said to be inappropriate because of the dissimilarity between the Fund’s investments and the securities comprising the index; so too with The Texas Fund Institutional Class, which will not invest in certain securities comprising this index.

MONTEAGLE FIXED INCOME FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
United States Treasury Note 2.125%, 08/15/2021	4.27%
Westpac Banking Corp., 3.350%, 03/08/2027	3.66%
United States Treasury Note 2.375%, 05/15/2027	3.60%
Apple, Inc., 3.200%, 05/13/2025	3.60%
United States Treasury Note 2.250%, 11/15/2024	3.51%
Qualcomm, Inc., 3.000%, 05/20/2022	3.47%
General Dynamics Corp., 3.750%, 05/15/2028	2.85%
GlaxoSmithKline Capital, Inc., 3.875%, 05/15/2028	2.83%
Anheuser-Busch InBev, 5.375%, 01/15/2020	2.68%
FNMA, 2.625%, 09/06/2024	2.68%
33.15%

Sector Allocation	(% of Net Assets)
Corporate Bonds	59.66%
U.S. Government and Agency Obligations	27.15%
Mortgage-Backed Securities	8.75%
Municipal Bonds	2.83%
Money Market Fund	0.98%
Other Assets Less Liabilities	0.63%
100.00%

MONTEAGLE QUALITY GROWTH FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Apple, Inc.	7.84%
Amazon.com, Inc.	6.25%
Facebook, Inc. Class A	5.97%
Microsoft Corp.	5.16%
CVS Health Corp.	4.29%
Albermarble Corp.	3.94%
Bunge Ltd.	3.81%
Valero Energy Corp.	3.77%
Cigna Corp.	3.76%
Alphabet, Inc. Class C	3.69%
48.48%

Top Ten Portfolio Industries	(% of Net Assets)
Media & Entertainment	18.36%
Health Care Equipment & Services	16.35%
Capital Goods	8.98%
Technology Hardware & Equipment	7.84%
Food, Beverage & Tobacco	6.57%
Retailing	6.25%
Pharmaceuticals, Biotechnology & Life Science	5.26%
Software & Services	5.16%
Chemicals	3.94%
Oil & Gas Refining & Marketing	3.77%
82.48%

MONTEAGLE SELECT VALUE FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Eastman Chemical Co.	4.86%
MDC Holdings, Inc.	3.54%
International Paper Co.	3.42%
Unum Group	3.08%
Cabot Oil & Gas Corp.	3.07%
Micron Technology, Inc.	3.04%
Incyte Corp.	2.81%
Davita, Inc.	2.74%
Western Digital Corp.	2.74%
AT&T, Inc.	2.63%
31.93%

Top Ten Portfolio Industries	(% of Net Assets)
Money Market Fund	18.66%
Chemicals	12.04%
Consumer Durables & Apparel	9.22%
Capital Goods	7.47%
Pharmaceuticals, Biotechnology & Life Science	7.32%
Oil & Gas Refining & Marketing	6.37%
Telecommunication Services	5.24%
Semiconductors & Semiconductor Equipment	4.81%
Health Care Equipment & Services	4.54%
Technology Hardware, Storage & Peripherals	4.31%
79.98%

MONTEAGLE OPPORTUNITY EQUITY FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
Life Storage, Inc.	2.61%
LTC Properties, Inc.	2.31%
Coherent, Inc.	2.27%
Federal Realty Investment Trust	2.21%
Extra Space Storage, Inc.	2.16%
Mid-America Apartment Communities, Inc.	2.06%
Maximus, Inc.	1.94%
World Fuel Services Corp.	1.79%
Leidos Holdings, Inc.	1.72%
Amdocs Ltd.	1.65%
20.72%

Top Ten Portfolio Industries	(% of Net Assets)
Real Estate Investment Trusts	12.18%
Capital Goods	11.72%
Software & Services	9.29%
Insurance	8.25%
Technology Hardware & Equipment	6.55%
Retailing	6.13%
Health Care Equipment & Services	5.91%
Banks	5.22%
Containers & Packaging	4.41%
Pharmaceuticals, Biotechnology & Life Science	3.08%
72.74%

THE TEXAS FUND

SUPPLEMENTARY PORTFOLIO INFORMATION

AUGUST 31, 2019 (UNAUDITED)

FUND PROFILE:

Top Ten Long-Term Portfolio Holdings	(% of Net Assets)
AT&T, Inc.	2.02%
Quanex Building Products Corp.	2.02%
Horton DR, Inc.	2.01%
Independent Bank Group, Inc.	2.00%
Westlake Chemical Co.	1.91%
Upland Software, Inc.	1.88%
Addus HomeCare Corp.	1.86%
Integer Holdings Corp.	1.85%
Texas Instruments, Inc.	1.83%
Match Group, Inc. Class A	1.74%
19.12%

Top Ten Portfolio Industries	(% of Net Assets)
Capital Goods	12.24%
Software & Services	10.39%
Banks	10.18%
Health Care Equipment & Services	7.82%
Oil & Gas Exploration & Production	6.33%
Consumer Durables & Apparel	3.95%
Chemicals	3.80%
Semiconductors & Semiconductor Equipment	3.51%
Commercial & Professional Services	3.21%
Oil & Gas Refining & Marketing	3.19%
64.62%

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Par Value		Fair Value

CORPORATE BONDS - 59.66% (a)

Aerospace & Defense - 2.85%
750,000	General Dynamics Corp., 3.750%, 05/15/2028	$ 845,470

Automotive - 1.75%
500,000	AmericanHonda Finance Corp., 2.900%, 02/16/2024	518,454

Banks - 8.88%
500,000	JPMorgan Chase & Co., 4.350%, 08/15/2021	521,715
500,000	PNC Funding Corp., 4.375%, 08/11/2020	511,000
500,000	Wells Fargo & Co., 3.450%, 02/13/2023	519,396
1,000,000	Westpac Banking Corp., 3.350%, 03/08/2027	1,083,925
		2,636,036
Capital Goods - 4.67%
250,000	3M Co., 2.000%, 06/26/2022	252,100
625,000	Honeywell International, 1.850%, 11/01/2021	624,252
500,000	Precision Castparts Corp., 2.500%, 01/15/2023	509,944
		1,386,296
Consumer Finance - 1.80%
500,000	Visa, Inc., 3.150%, 12/14/2025	535,521

Diversified Financial Services - 4.32%
500,000	Berkshire Hathaway Finance Corp., 3.000%, 05/15/2022	516,875
250,000	CME Group, Inc., 3.000%, 09/15/2022	258,804
500,000	Northern Trust Corp., 2.375%, 08/02/2022	507,856
		1,283,535
Financial Services - 1.83%
500,000	Intercontinental Exchange, Inc., 3.750%, 12/01/2025	542,150

Food, Beverage & Tobacco - 7.04%
750,000	Anheuser-Busch InBev, 5.375%, 01/15/2020	794,649
750,000	The Hershey Co., 3.375%, 05/15/2023	788,489
500,000	Philip Morris International, 2.500%, 08/22/2022	506,055
		2,089,193
Health Care Equipment & Services - 3.46%
500,000	Gilead Sciences, Inc., 3.250%, 09/01/2022	518,074
500,000	Novartis Capital Corp., 2.400%, 05/17/2022	508,130
		1,026,204
Media - 1.75%
500,000	Comcast Corp., 3.000%, 02/01/2024	519,850

Oil, Gas & Consumable Fuels - 5.75%
500,000	BP Capital Markets PLC, 2.500%, 11/06/2022	507,143
200,000	Chevron Corp., 2.566%, 05/16/2023	205,433
700,000	Chevron Corp., 2.954%, 05/16/2026	740,205
250,000	Shell International Finance BV, 2.375%, 08/21/2022	254,185
		1,706,966

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Par Value		Fair Value

Pharmaceuticals, Biotechnology & Life Science - 2.83%
750,000	GlaxoSmithKline Capital, Inc., 3.875%, 05/15/2028	$ 839,767

Semiconductors & Semiconductor Equipment - 3.47%
1,000,000	Qualcomm, Inc., 3.000%, 05/20/2022	1,028,457

Software & Services - 1.72%
500,000	Oracle Corp., 2.500%, 10/15/2022	508,984

Technology Hardware & Equipment - 3.59%
1,000,000	Apple, Inc., 3.200%, 05/13/2025	1,065,865

Utilities - 3.95%
500,000	Duke Energy Florida LLC, 4.550%, 04/01/2020	506,930
200,000	Duke Energy Progress LLC, 3.450%, 03/15/2029	218,093
400,000	National Rural Utilities Cooperative Finance, 3.700%, 03/15/2029	448,146
		1,173,169

TOTAL FOR CORPORATE BONDS (Cost $16,913,723) - 59.66%		17,705,917

MORTGAGE-BACKED SECURITIES - 8.75% (a)
Federal Home Loans Mortgage Corp. - 2.93%
75,782	FHLMC Pool #A947184 4.500%, 02/01/2041	82,355
179,043	FHLMC Pool #G07163 3.500%, 10/01/2042	187,593
365,511	FHLMC Pool #G08618 4.000%, 12/01/2044	386,420
205,017	FHLMC Pool #Q15767 3.000%, 02/01/2043	212,189
		868,557
Federal National Mortgage Associations - 5.82%
30,414	FNMA Pool #545759 6.500%, 07/01/2032	35,158
16,964	FNMA Pool #754289 6.000%, 11/01/2033	19,419
22,990	FNMA Pool #882684 6.000%, 06/01/2036	25,783
710,066	FNMA Pool #AB3690 4.000%, 10/01/2041	761,616
133,345	FNMA Pool #AO0763 4.000%, 04/01/2042	142,534
140,850	FNMA Pool #AB8898 3.000%, 04/01/2043	145,623
264,565	FNMA Pool #AB9238 3.000%, 05/01/2043	273,697
161,854	FNMA Pool #AU1619 3.500%, 07/01/2043	169,290
143,889	FNMA Pool #AL5097 4.500%, 09/01/2043	155,644
		1,728,764

TOTAL FOR MORTGAGE-BACKED SECURITIES (Cost $2,555,357) - 8.75%		2,597,321

MUNICIPAL BONDS - 2.83% (a)
New York - 1.90%
500,000	New York State Urban Dev., 3.900% 03/15/2033	564,460

Texas - 0.93%
250,000	Texas State University System, 3.707%, 03/15/2030	274,062

TOTAL FOR MUNICIPAL BONDS (Cost $749,229) - 2.83%		838,522

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Par Value		Fair Value

U.S. GOVERNMENT AGENCIES & OBLIGATIONS - 27.15% (a)
Federal Farm Credit Bank - 5.59%
600,000	FFCB, 3.220%, 12/10/2025	$ 654,894
500,000	FFCB, 3.680%, 02/12/2029	502,540
500,000	FFCB, 3.650%, 12/26/2025	501,616
		1,659,050
Federal National Mortgage Associations - 2.67%
750,000	FNMA, 2.625%, 09/06/2024	793,098

U.S. Treasury Notes - 18.89%
1,250,000	United States Treasury Note 2.125%, 08/15/2021	1,263,868
100,000	United States Treasury Note 1.625%, 08/15/2022	100,555
250,000	United States Treasury Note 2.500%, 08/15/2023	260,322
750,000	United States Treasury Note 2.750%, 11/15/2023	790,430
500,000	United States Treasury Note 2.750%, 02/15/2024	528,614
1,000,000	United States Treasury Note 2.250%, 11/15/2024	1,041,172
1,000,000	United States Treasury Note 2.375%, 05/15/2027	1,066,250
500,000	United States Treasury Note 2.875%, 05/15/2028	556,133
		5,607,344

TOTAL FOR U.S. GOVERNMENT AGENCIES AND OBLIGATIONS (Cost $7,794,194) - 27.15%		8,059,492

MONEY MARKET FUND - 0.98%
291,861	Federated Government Obligations Fund - Institutional Class, 2.00% **	291,861

TOTAL FOR MONEY MARKET FUND (Cost $291,861) - 0.98%		291,861

TOTAL INVESTMENTS (Cost $28,304,364) - 99.37%		29,493,113

OTHER ASSETS LESS LIABILITIES - 0.63%		186,528

NET ASSETS - 100.00%		$ 29,679,641

** 7-day yield as of August 31, 2019.

(a) Categorized in level 2 of the fair value hierarchy; for additional information and description of the levels, refer to the table included in Note 2 of the accompanying notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares		Fair Value

COMMON STOCKS - 97.56%

Banks - 2.34%
3,510	JPMorgan Chase & Co.	$ 385,609

Capital Goods - 8.98%
3,334	3M Co.	539,175
3,050	Caterpillar, Inc.	362,950
3,118	Raytheon Co.	577,828
		1,479,953
Chemicals - 3.94%
10,514	Albermarble Corp.	649,029

Consumer Durables & Apparel - 3.07%
37,025	Hanesbrand, Inc.	505,762

Consumer Services - 2.44%
1,700	Vail Resorts, Inc.	401,676

Food, Beverage & Tobacco - 6.57%
10,411	Altria Group, Inc.	455,377
11,750	Bunge Ltd.	627,568
		1,082,945
Health Care Equipment & Services - 16.35%
1,235	ABIOMED, Inc. *	238,441
4,024	Cigna Corp.	619,575
11,600	CVS Health Corp.	706,672
7,483	Neogen Corp. *	527,701
2,566	UnitedHealth Group, Inc.	600,444
		2,692,833
Media & Entertainment - 18.36%
463	Alphabet, Inc. Class A *	551,215
511	Alphabet, Inc. Class C *	607,119
11,918	Comcast Corp. Class A	527,491
3,800	Electronic Arts, Inc. *	355,984
5,293	Facebook, Inc. Class A *	982,751
		3,024,560
Oil & Gas Refining & Marketing - 3.77%
8,250	Valero Energy Corp.	621,060

Pharmaceuticals, Biotechnology & Life Science - 5.26%
4,097	Johnson & Johnson	525,891
3,455	PRA Health Sciences, Inc. *	341,492
		867,383
Retailing - 6.25%
580	Amazon.com, Inc. *	1,030,248

Semiconductors & Semiconductor Equipment - 3.03%
1,765	Broadcom Ltd.	498,860

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Software & Services - 5.16%
6,169	Microsoft Corp.	$ 850,458

Technology Hardware & Equipment - 7.84%
6,187	Apple, Inc.	1,291,474

Telecommunication Services - 2.15%
17,150	Intelsat SA (Luxembourg) *	354,662

Transportation - 2.05%
2,126	FedEx Corp.	337,205

TOTAL FOR COMMON STOCKS (Cost $13,468,248) - 97.56%		16,073,717

MONEY MARKET FUND - 2.36%
387,674	Federated Government Obligations Fund - Institutional Class, 2.00% (**)(***)	387,674

TOTAL FOR MONEY MARKET FUND (Cost $387,674) - 2.36%		387,674

TOTAL INVESTMENTS (Cost $13,855,922) - 99.92%		16,461,391

OTHER ASSETS LESS LIABILITIES - 0.08%		13,671

NET ASSETS - 100.00%		$ 16,475,062

* Non-Income producing.

** 7-day yield as of August 31, 2019.

*** A portion of this balance is held as collateral for securities lending program.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares		Fair Value

COMMON STOCKS - 81.23%

Capital Goods - 7.47%
5,000	Eaton Corp. PLC	$ 403,600
75,370	Ferguson PLC ADR	550,954
9,500	Johnson Controls Int'l PLC	405,555
5,700	United Rentals, Inc. *	641,592
		2,001,701
Chemicals - 12.04%
10,000	CF Industries Holdings, Inc.	481,900
19,900	Eastman Chemical Co.	1,300,863
5,300	FMC Corp.	457,549
18,800	Huntsman Corp.	374,496
7,900	LyondellBasell Industries NV Class A	611,302
		3,226,110
Consumer Durables & Apparel - 9.22%
33,400	Hanesbrand, Inc.	456,244
24,494	MDC Holdings, Inc.	947,183
3,300	Mohawk Industries, Inc. *	392,337
13,000	Newell Brands, Inc.	215,800
22,180	Tapestry, Inc.	458,017
		2,469,581
Containers & Packaging - 3.42%
23,400	International Paper Co.	914,940

Diversified Financials - 1.79%
18,200	Franklin Resources, Inc.	478,296

Food, Beverage & Tobacco - 1.53%
18,000	Flowers Food, Inc.	410,400

Health Care Equipment & Services - 4.54%
10,350	Centene Corp. *	482,517
13,000	Davita, Inc. *	732,810
		1,215,327
Insurance - 3.08%
32,500	Unum Group	825,825

Metal & Mining - 1.99%
58,000	Freeport-McMoRan, Inc.	533,020

Oil & Gas Equipment Services - 2.44%
21,800	Halliburton Co.	410,712
7,525	Schlumberger Ltd.	244,036
		654,748
Oil & Gas Exploration & Production - 3.93%
48,000	Cabot Oil & Gas Corp.	821,760
2,100	Cimarex Energy Co.	89,838
12,000	Marathon Oil Corp.	142,080
		1,053,678

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Oil & Gas Refining & Marketing - 6.37%
11,800	HollyFrontier Corp.	$ 523,448
11,000	Marathon Petroleum Corp.	541,310
6,500	Phillips 66	641,095
		1,705,853
Pharmaceuticals, Biotechnology & Life Science - 7.32%
15,000	AstraZeneca PLC ADR	675,450
9,200	Incyte Corp. *	752,744
15,000	Pfizer, Inc.	533,250
		1,961,444
Retailing - 1.73%
4,000	Kohl's Corp.	189,040
10,400	LKQ Corp. *	273,208
		462,248
Semiconductors & Semiconductor Equipment - 4.81%
10,000	Intel Corp.	474,100
18,000	Micron Technology, Inc. *	814,860
		1,288,960
Technology Hardware, Storage & Peripherals - 4.31%
8,400	Seagate Technology PLC	421,764
12,800	Western Digital Corp.	733,056
		1,154,820
Telecommunication Services - 5.24%
20,000	AT&T, Inc.	705,200
12,000	Verizon Communications, Inc.	697,920
		1,403,120

TOTAL FOR COMMON STOCKS (Cost $20,665,719) - 81.23%		21,760,071

MONEY MARKET FUND - 18.66%
4,996,897	Federated Government Obligations Fund - Institutional Class, 2.00% **	4,996,897

TOTAL FOR MONEY MARKET FUND (Cost $4,996,897) - 18.66%		4,996,897

TOTAL INVESTMENTS (Cost $25,662,616) - 99.89%		26,756,968

OTHER ASSETS LESS LIABILITIES - 0.11%		29,965

NET ASSETS - 100.00%		$ 26,786,933

* Non-Income producing.

** 7-day yield as of August 31, 2019.

ADR - American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares		Fair Value

COMMON STOCKS - 86.55%

Automobiles & Components - 2.17%
2,900	Lear Corp.	$ 325,554
8,400	Magna International, Inc. (Canada)	420,924
		746,478
Banks - 5.22%
14,200	Bank OZK	366,360
9,900	East West Bancorp, Inc.	407,187
2,100	M&T Bank Corp.	307,041
15,900	Oceanfirst Financial Corp.	334,218
9,300	WSFS Financial Corp.	383,346
		1,798,152
Capital Goods - 11.72%
2,900	Acuity Brands, Inc.	363,689
5,500	AGCO Corp.	380,160
3,000	Cummins, Inc.	447,810
3,400	Curtiss-Wright Corp.	416,976
8,600	Franklin Electric Co., Inc.	394,310
2,900	Hubbell, Inc.	380,306
2,080	L3Harris Technologies, Inc.	439,733
6,800	MSC Industrial Direct Co., Inc.	459,816
2,400	Parker-Hannifin Corp.	397,848
5,600	Simpson Manufacturing Co., Inc.	359,520
		4,040,168
Chemicals - 0.80%
4,200	Eastman Chemical Co.	274,554

Commercial & Professional Services - 2.43%
10,000	ABM Industries, Inc.	372,600
8,700	Robert Half International, Inc.	465,189
		837,789
Consumer Durables & Apparel - 0.88%
7,400	Sturm Ruger & Co, Inc.	303,474

Consumer Services - 1.88%
1,400	Domino's Pizza, Inc.	317,576
7,100	Service Corp. International	328,730
		646,306
Containers & Packaging - 4.41%
12,200	Silgan Holdings, Inc.	363,072
5,500	Sunoco Products Co.	314,600
4,700	Packaging Corp. of America	472,726
3,200	Avery Dennison Corp.	369,824
		1,520,222
Diversified Financials - 2.22%
3,000	Cboe Global Markets, Inc.	357,480
5,200	Raymond James Financial, Inc.	408,252
		765,732

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Electric Utilities - 1.49%
3,300	ALLETE, Inc.	$ 282,909
5,400	OGE Energy Corp.	231,498
		514,407
Food, Beverage & Tobacco - 1.81%
4,000	Archer-Daniels Midland Co.	152,200
3,800	Campbell Soup Co.	171,000
1,100	Sanderson Farms, Inc.	164,582
2,700	Universal Corp.	135,162
		622,944
Gas Utilities - 1.61%
2,700	Atmos Energy Corp.	297,621
5,600	New Jersey Resources Corp.	256,144
		553,765
Health Care Equipment & Services - 5.91%
3,500	Amerisourcebergen Corp.	287,945
2,500	Masimo Corp. *	383,125
2,600	McKesson Corp.	359,502
15,900	Patterson Cos., Inc.	265,848
3,000	Varian Medical Systems, Inc. *	317,790
2,900	West Pharmaceutical Services, Inc.	421,834
		2,036,044
Household & Personal Products - 0.99%
2,100	Church & Dwight Co., Inc.	167,538
1,100	Clorox Co.	173,976
		341,514
Insurance - 8.25%
3,700	American Financial Group, Inc.	373,589
8,100	CNA Financial Corp.	381,753
3,900	Global Life, Inc.	348,114
2,700	Hanover Insurance Group, Inc.	359,505
8,500	Horace Mann Educators Corp.	372,895
5,400	Principal Financial Group, Inc.	287,388
2,300	Reinsurance Group of America, Inc.	354,131
4,600	Selective Insurance Group, Inc.	366,298
		2,843,673
Integrated Oil & Gas - 1.42%
19,900	Imperial Oil Ltd. (Canada)	488,147

Media & Entertainment - 2.25%
8,100	CBS Corp.	340,686
5,700	Omnicom Group, Inc.	433,542
		774,228
Metal & Mining - 1.13%
4,000	Franco-Nevada Corp.	390,640

Multi Utilities - 0.79%
10,100	MDU Resources Group, Inc.	271,589

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Oil & Gas Refining & Marketing - 1.79%
16,100	World Fuel Services Corp.	$ 618,240

Pharmaceuticals, Biotechnology & Life Science - 3.08%
2,600	Icon PLC (Ireland) *	400,894
2,700	Jazz Pharmaceuticals PLC (Ireland) *	346,005
3,800	United Therapeutics Corp. *	313,728
		1,060,627
Retailing - 6.13%
13,400	Big Lots, Inc.	304,850
2,600	Five Below, Inc. *	319,462
3,000	Genuine Parts Co.	270,870
4,500	Monro, Inc.	349,740
21,500	The Gap, Inc.	339,485
8,000	Williams-Sonoma, Inc.	526,400
		2,110,807
Software & Services - 9.29%
8,800	Amdocs Ltd.	569,712
4,750	Check Point Software Technology Ltd. (Israel) *	511,575
5,500	Citrix Systems, Inc.	511,390
10,400	DXC Technology Co.	345,488
6,800	Leidos Holdings, Inc.	594,048
8,700	Maximus, Inc.	669,378
		3,201,591
Technology Hardware & Equipment - 6.55%
11,800	Cognex Corp.	531,944
5,400	Coherent, Inc. *	782,784
4,120	F5 Networks, Inc. *	530,367
8,600	NetApp, Inc.	413,316
		2,258,411
Transportation - 1.31%
4,050	Landstar System, Inc.	451,656

Water Utilities - 1.02%
3,800	American States Water Co.	351,614

TOTAL FOR COMMON STOCKS (Cost $28,001,347) - 86.55%		29,822,772

REAL ESTATE INVESTMENT TRUSTS - 12.18%
8,200	Blackstone Mortgage Trust, Inc. Class A	285,360
6,100	Extra Space Storage, Inc.	743,712
5,900	Federal Realty Investment Trust	762,339
8,500	Life Storage, Inc.	900,660
16,300	LTC Properties, Inc.	795,440
5,600	Mid-America Apartment Communities, Inc.	709,408
		4,196,919

TOTAL FOR REAL ESTATE INVESTMENT TRUSTS (Cost $3,595,787) - 12.18%		4,196,919

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

MONEY MARKET FUND - 1.35%
466,495	Federated Government Obligations Fund - Institutional Class, 2.00% **	$ 466,495

TOTAL FOR MONEY MARKET FUND (Cost $466,495) - 1.35%		466,495

TOTAL INVESTMENTS (Cost $32,063,629) - 100.08%		34,486,186

LIABILITIES LESS OTHER ASSETS - (0.08)%		(28,040)

NET ASSETS - 100.00%		$ 34,458,146

* Non-Income producing.

** 7-day yield as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2019

Shares		Fair Value

COMMON STOCKS - 95.29%

Banks - 10.18%
9,939	Cadence Bancorp.	$ 152,762
3,067	CBTX, Inc.	82,594
410	Cullen/Frost Bankers, Inc.	34,034
4,814	First Financial Bankshares, Inc.	147,405
4,015	Independent Bank Group, Inc.	196,374
1,721	LegacyTexas Financial Group, Inc.	69,528
1,179	Texas Capital Bancshares, Inc. *	63,525
4,013	Triumph Bancorp, Inc. *	120,350
5,660	Veritex Holdings, Inc.	133,576
		1,000,148
Capital Goods - 12.24%
659	Alamo Group, Inc.	75,245
2	Arcosa, Inc.	65
5,910	Builders Firstsource, Inc. *	114,950
1,943	Comfort Systems USA, Inc.	75,116
15,925	Cornerstone Building Brands, Inc. *	74,688
1,085	CSW Industrials, Inc.	74,008
2,668	Encore Wire Corp.	144,045
1,172	Fluor Corp.	20,709
844	Jacobs Engineering Group, Inc.	74,998
290	Lennox International, Inc.	73,596
6,112	Now, Inc. *	72,672
11,500	Quanex Building Products Corp.	198,030
1,799	Quanta Services, Inc.	60,986
2,607	Rush Enterprises, Inc. Class A	94,139
6	Trinity Industries, Inc.	105
2,541	Univar Solutions, Inc. *	49,168
		1,202,520
Chemicals - 3.80%
658	Celanese Corp. Series A	74,597
7,280	Kronos Worldwide, Inc.	79,716
13,972	Venator Materials PLC (United Kingdom) *	31,158
3,199	Westlake Chemical Co.	187,429
		372,900
Commercial & Professional Services - 3.21%
1,918	Copart, Inc. *	144,598
3,611	Ennis, Inc.	72,617
255	Insperity, Inc.	25,260
611	Waste Management, Inc.	72,923
		315,398
Construction Materials - 1.57%
3,805	US Concrete, Inc. *	154,179

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Consumer Durables & Apparel - 3.95%
9,727	Green Brick Partners, Inc. *	$ 89,391
3,988	Horton DR, Inc.	197,286
1,239	LGI Homes, Inc. *	100,991
		387,668
Consumer Services - 2.99%
2,481	Brinker International, Inc.	94,278
2,118	Service Corp. International	98,063
1,709	Six Flags Entertainment Corp.	101,122
		293,463
Diversified Financials - 2.27%
223	Texas Pacific Land Trust	146,112
3,730	TPG Specialty Lending, Inc.	77,323
		223,435
Energy Equipment & Services - 1.39%
2,500	Cactus, Inc. Class A *	63,675
8,928	Select Energy Services, Inc. Class A *	72,852
		136,527
Food & Staples Retailing - 1.03%
1,361	Sysco Corp.	101,163

Food, Beverage & Tobacco - 1.00%
3,609	Keurig Dr. Pepper, Inc.	98,454

Health Care Equipment & Services - 7.82%
2,081	Addus HomeCare Corp. *	183,086
3,278	Adeptus Health, Inc. Class A *	33
1,945	HMS Holdings Corp. *	71,051
2,511	Integer Holdings Corp. *	181,796
1,120	McKesson Corp.	154,862
1,248	Orthofix Medical, Inc. *	63,448
854	US Physical Therapy, Inc.	114,026
		768,302
Insurance - 1.34%
1,473	Global Life, Inc.	131,480

Integrated Oil & Gas - 1.38%
1,317	Exxon Mobil Corp.	90,188
1,055	Occidental Petroleum Corp.	45,871
		136,059
Leisure Products - 0.99%
3,446	YETI Holdings, Inc. *	97,350

Media & Entertainment - 2.07%
2,644	Cinemark Holdings, Inc.	100,895
1,034	Nexstar Media Group, Inc. Class A	102,252
		203,147
Metal & Mining - 0.45%
2,839	Commercial Metals Co.	44,487

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Oil & Gas Drilling - 0.19%
1,466	Diamond Offshore Drilling, Inc. *	$ 9,514
1,081	Patterson-UTI Energy, Inc.	9,351
		18,865
Oil & Gas Equipment Services - 2.03%
204	Dril-Quip, Inc. *	9,353
1,417	Halliburton Co.	26,696
3,311	Keane Group, Inc. *	17,548
4,866	McDermott International, Inc. *	22,968
4,082	Newpark Resources, Inc. *	26,982
733	Oceaneering International, Inc. *	9,500
1,322	Oil States International, Inc. *	18,230
1,346	Propetro Holding Corp. *	14,335
295	Schlumberger Ltd.	9,567
3,254	Solaris Oilfield Infrastructure, Inc. Class A	44,743
		199,922
Oil & Gas Exploration & Production - 6.33%
1,191	Berry Petroleum Corp.	9,516
1,187	Cabot Oil & Gas Corp. Class A	20,321
3,203	Carrizo Oil & Gas, Inc. *	26,553
11,223	Chesapeake Energy Corp. (*) (***)	16,161
2,166	Concho Resources, Inc.	158,443
7,874	Denbury Resources, Inc. *	8,504
1,169	Diamondback Energy, Inc.	114,656
731	EOG Resources, Inc.	54,233
4,967	Earthstone Energy, Inc. Class A *	17,086
6,384	Kosmos Energy Ltd.	40,347
610	Matador Resources Co. *	9,547
5,596	Oasis Petroleum, Inc. *	17,460
234	Pioneer Natural Resources Co.	28,880
2,689	Range Resources Corp.	9,573
1,263	Sabine Royalty Trust	53,551
6,859	Southwestern Energy Co. *	10,837
5,897	W&T Offshore, Inc. *	25,829
		621,497
Oil & Gas Refining & Marketing - 3.19%
800	CVR Energy, Inc.	31,824
859	HollyFrontier Corp.	38,105
567	Marathon Petroleum Corp.	27,902
2,597	Par Pacific Holdings, Inc. *	56,459
760	Phillips 66	74,959
1,116	Valero Energy Corp.	84,012
		313,261
Oil & Gas Services - 0.10%
763	MRC Global, Inc. *	9,591

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

Oil & Gas Storage & Transportation - 1.42%
797	Cheniere Energy, Inc. *	$ 47,589
1,206	EnLink Midstream LLC	9,576
4,062	Kinder Morgan, Inc.	82,337
		139,502
Pharmaceuticals, Biotechnology & Life Science - 1.21%
5,820	Luminex Corp.	119,310

Real Estate Management & Development - 0.14%
103	Jones Lang Lasalle, Inc.	13,807

Retailing - 2.51%
1,232	Carvana Co. Class A *	99,989
3,054	Core-Mark Holding Co., Inc.	98,919
1,880	Rent-A-Center, Inc. *	47,996
		246,904
Semiconductors & Semiconductor Equipment - 3.51%
531	Cirrus Logic, Inc. *	28,483
2,308	Diodes, Inc. *	84,357
482	Silicon Laboratories, Inc. *	52,538
1,453	Texas Instruments, Inc.	179,809
		345,187
Software & Services - 10.39%
4,508	Blucora, Inc. *	101,791
5,689	KBR, Inc.	145,183
2,014	Match Group, Inc. Class A	170,787
2,587	Realpage, Inc. *	164,714
4,158	Sailpoint Technologies Holdings, Inc. *	93,680
2,582	Solarwinds, Inc. *	43,946
451	Tyler Technologies, Inc. *	115,700
4,865	Upland Software, Inc. *	184,870
		1,020,671
Technology Hardware & Equipment - 3.13%
466	Apple, Inc.	97,273
3,297	Benchmark Electronics, Inc.	87,305
2,927	National Instruments Corp.	122,934
		307,512
Telecommunication Services - 2.02%
5,634	AT&T, Inc.	198,655

Transportation - 0.75%
1,402	Southwest Airlines Co.	73,353

Utilities - 0.69%
2,730	Vistra Energy Corp.	68,114

TOTAL FOR COMMON STOCKS (Cost $9,498,259) - 95.29%		9,362,831

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF INVESTMENTS (CONTINUED)

AUGUST 31, 2019

Shares		Fair Value

MONEY MARKET FUND - 2.19%
214,976	Federated Government Obligations Fund - Institutional Class, 2.00% (**)(****)	$ 214,976

TOTAL FOR MONEY MARKET FUND (Cost $214,976) - 2.19%		214,976

INVESTMENTS IN PURCHASED OPTIONS, AT VALUE (Premiums Paid $211,538) - 1.88%		184,820

TOTAL INVESTMENTS (Cost $9,924,773) - 99.36%		9,762,627

OTHER ASSETS LESS LIABILITIES - 0.64%		63,073

NET ASSETS - 100.00%		$ 9,825,700

* Non-Income producing.

** 7-day yield as of August 31, 2019.

*** All or a portion of this security is on loan as of August 31, 2019.

**** A portion of this balance is held as collateral for securities lending program.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

SCHEDULE OF PURCHASED OPTIONS

AUGUST 31, 2019

PURCHASED OPTIONS - 1.88%

CALL OPTIONS - 0.57% *

Underlying Security	Counterparty	Contracts	Notional Amount**	Exercise Price	Expiration	Fair Value

iShares 20+ Year Treasury Bond ETF	Pershing, LLC	30	$ 441,840	$ 139.00	9/20/2019	$ 25,500

iShares 20+ Year Treasury Bond ETF	Pershing, LLC	70	1,030,960	145.00	10/18/2019	30,520

Total Call Options (Premiums Paid $26,970) - 0.57%						$ 56,020

PUT OPTIONS - 1.31% *

Underlying Security	Counterparty	Contracts	Notional Amount**	Exercise Price	Expiration	Fair Value

Invesco QQQ Trust Series 1	Pershing, LLC	60	$1,124,820	$ 180.00	10/18/2019	$ 20,220

iShares Russell 2000 ETF	Pershing, LLC	150	2,232,600	140.00	10/18/2019	29,100

iShares Russell 2000 ETF	Pershing, LLC	100	1,488,400	145.00	10/18/2019	31,600

SPDR S&P 500 ETF Trust	Pershing, LLC	120	3,509,400	280.00	10/18/2019	47,880

Total Put Options (Premiums Paid $184,568) - 1.31%						$ 128,800

TOTAL PURCHASED OPTIONS (Premiums Paid $211,538) - 1.88%						$ 184,820

* Non-income producing securities during the period.

** The notional value is the total amount of the underlying security's market price as of August 31, 2019. The notional value distinguishes between the amount of money invested and the amount associated with the whole transaction. The notional value is calculated by multiplying the units in one contract by the market price of the underlying security as of August 31, 2019.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF ASSETS & LIABILITIES

AS OF AUGUST 31, 2019

Assets:	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	Monteagle Opportunity Equity Fund	The Texas Fund
Investment Securities
At Cost	$ 28,304,364	$13,855,922	$25,662,616	$ 32,063,629	$ 9,924,773

At Fair Value, including value of securities loaned $0, $0, $0, $0 and $15,984, respectively (see Note 2)	$ 29,493,113	$16,461,391	$26,756,968	$ 34,486,186	$ 9,762,627

Cash	200	200	400	-	200
Receivables:
Shareholder Subscriptions	-	-	-	596	-
Investments Sold	-	-	-	-	206,074
Dividends and Interest	213,280	31,650	60,318	38,957	9,352
Prepaid Expenses	781	1,195	1,486	-	512
Total Assets	29,707,374	16,494,436	26,819,172	34,525,739	9,978,765

Liabilities:
Collateral for Securities on Loan	-	12	-	-	18,085
Payables:
Due to Adviser	24,839	17,101	28,349	23,750	11,834
Chief Compliance Officer Fees	1,838	1,313	2,006	-	678
Trustee Fees	948	948	1,884	601	946
Operating Service Fees	-	-	-	13,140	-
Shareholder Redemptions	-	-	-	30,102	-
Investments Purchased	-	-	-	-	121,522
Distributions Payable	108	-	-	-	-
Total Liabilities	27,733	19,374	32,239	67,593	153,065
Net Assets	$ 29,679,641	$16,475,062	$26,786,933	$ 34,458,146	$ 9,825,700

Net Assets Consist of:
Paid In Capital	$ 28,782,587	$12,889,701	$24,990,957*	$ 30,193,506	$10,821,495
Distributable Earnings (Deficit)	897,054	3,585,361	1,795,976	4,264,640	(995,795)
Net Assets	$ 29,679,641	$16,475,062	$26,786,933	$ 34,458,146	$ 9,825,700

Institutional Class Shares
Net Assets	$ 29,679,641	$16,475,062	$26,786,933	$ 16,300,111	$ 9,825,700
Shares of beneficial interest outstanding (1)	2,775,453	1,434,397	2,425,118	2,744,316	1,025,313
Net asset value, offering and redemption price per share	$ 10.69	$ 11.49	$ 11.05	$ 5.94	$ 9.58

Investor Class Shares
Net Assets				$ 18,158,035
Shares of beneficial interest outstanding (1)				3,267,889
Net asset value, offering and redemption price per share				$ 5.56

(1) Unlimited number of shares of beneficial interest with no par value, authorized.
* Includes tax free exchange of $15,217,722 from Monteagle Value Fund. See Note 11.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED AUGUST 31, 2019

	Monteagle Fixed Income Fund	Monteagle Quality Growth Fund	Monteagle Select Value Fund	The Texas Fund
Investment Income:
Dividends (net of $0, $72, $0, and $0 of foreign tax withheld)	$ 12,837	$ 434,096	$ 266,442	$ 173,508
Interest	1,071,465	-	-	-
Securities Lending	-	3,971	-	477
Total Investment Income	1,084,302	438,067	266,442	173,985

Expenses:
Advisory Fees	386,035	272,150	162,771	154,624
Chief Compliance Officer Fees	27,956	18,519	12,959	11,339
Trustee Fees	8,230	8,313	8,232	8,221
Insurance Fees	-	-	-	-
Operating Service Fees	-	-	-	-
ICI Membership Fees	2,898	1,208	618	1,062
Total Expenses	425,119	300,190	184,580	175,246

Net Investment Income	659,183	137,877	81,862	(1,261)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain (Loss) from Investments	(101,261)	2,526,429	753,708	(797,670)
Net Realized Loss from Options	-	-	-	(29,920)
Net Change in Unrealized Depreciation on Options				(26,718)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,082,329	(5,635,424)	(1,927,570)	(1,415,293)

Net Realized and Unrealized Gain (Loss) on Investments	1,981,068	(3,108,995)	(1,173,862)	(2,269,601)

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 2,640,251	$(2,971,118)	$(1,092,000)	$(2,270,862)

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED AUGUST 31, 2019*

AND YEAR ENDED APRIL 30, 2019 **

	Monteagle Opportunity Equity Fund *	Monteagle Opportunity Equity Fund **
Investment Income:
Dividends (net of $0 and $0 of foreign tax withheld)	$ 274,843	$ 780,747
Interest	-	12,343
Securities Lending	-	-
Total Investment Income	274,843	793,090

Expenses:
Advisory Fees	91,607	186,841
Chief Compliance Officer Fees	385	71,120
Trustee Fees	-	27,000
Insurance Fees	4,117	24,598
Operating Service Fees
Institutional Class	11,120	142,017
Investor Class	44,302	34,160
ICI Membership Fees	-	-
Total Expenses	151,531	485,736

Net Investment Income	123,312	307,354

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS:
Net Realized Gain (Loss) from Investments	1,663,011	2,599,911
Net Realized Loss from Options	-	-
Net Change in Unrealized Depreciation on Options		-
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,842,579)	500,996

Net Realized and Unrealized Gain (Loss) on Investments	(1,179,568)	3,100,907

Net Increase (Decrease) in Net Assets Resulting from Operations	$ (1,056,256)	$ 3,408,261

* For the period of 5/1/2019 to 8/31/2019.

** As of 4/30/2019 prior to The Henssler Equity Fund merger to Monteagle Opportunity Equity Fund. See Note 1.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 659,183	$ 609,229
Net Realized Loss on Investment Transactions	(101,261)	(7,033)
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,082,329	(1,371,567)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,640,251	(769,371)

Distributions to Shareholders from:
Distributions:	(684,213)	(664,507)	*
Net Change in Net Assets from Distributions	(684,213)	(664,507)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	22,450	602,208
Shares Issued on Reinvestment of Dividends
Institutional Class	665,111	633,773
Cost of Shares Redeemed:
Institutional Class	(18,161,705)	(4,539,014)
Net Decrease from Shareholder Activity	(17,474,144)	(3,303,033)

Net Assets:
Net Decrease in Net Assets	(15,518,106)	(4,736,911)
Beginning of Year	45,197,747	49,934,658
End of Year	$ 29,679,641	$ 45,197,747	**

* For the prior year ended August 31, 2018, total distributions consisted of net investment income of $664,507 from Institutional Class.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $3,520.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 137,877	$ 53,878
Net Realized Gain on Investment Transactions	2,526,429	3,486,626
Net Change in Unrealized Appreciation (Depreciation) on Investments	(5,635,424)	1,209,857
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,971,118)	4,750,361

Distributions to Shareholders from:
Distributions:	(5,145,579)	(2,189,842)	*
Net Change in Net Assets from Distributions	(5,145,579)	(2,189,842)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	164,638	560,969
Shares Issued on Reinvestment of Dividends
Institutional Class	390,486	151,364
Cost of Shares Redeemed:
Institutional Class	(6,258,016)	(57,447)
Net Increase (Decrease) from Shareholder Activity	(5,702,892)	654,886

Net Assets:
Net Increase (Decrease) in Net Assets	(13,819,589)	3,215,405
Beginning of Year	30,294,651	27,079,246
End of Year	$ 16,475,062	$ 30,294,651	**

* For the prior year ended August 31, 2018, total distributions consisted of net investment income of $89,880 and long term capital gain of $2,099,962 for Institutional Class.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $0.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the		For the
	Year Ended		Year Ended
	8/31/2019		8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 81,862		$ 89,607
Net Realized Gain on Investment Transactions	753,708		1,389,268
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,927,570)		227,010
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,092,000)		1,705,885

Distributions to Shareholders from:
Distributions:	(1,375,605)		(731,913)	*
Net Change in Net Assets from Distributions	(1,375,605)		(731,913)

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	18,307,172	***	1,061,336
Shares Issued on Reinvestment of Dividends
Institutional Class	227,512		611,215
Cost of Shares Redeemed:
Institutional Class	(3,406,032)		(787,351)
Net Increase from Shareholder Activity	15,128,652		885,200

Net Assets:
Net Increase in Net Assets	12,661,047		1,859,172
Beginning of Year	14,125,886		12,266,714
End of Year	$ 26,786,933		$ 14,125,886	**

* For the prior year ended August 31, 2018, total distributions consisted of net investment income of $234,333 and long term capital gain of $497,580 for Institutional Class.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $9,549.

*** Includes $15,217,722 from the tax-free exchange of the Monteagle Value Fund that occurred on August 29, 2019. See Note 11.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Period	For the	For the
	5/1/2019 to	Year Ended (a)	Year Ended (a)
	8/31/2019	4/30/2019	4/30/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income	$ 123,312	$ 307,354	$ 131,448
Net Realized Gain (Loss) on Investment Transactions	1,663,011	2,599,911	(395,154)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,842,579)	500,996	1,881,333
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,056,256)	3,408,261	1,617,627

Distributions to Shareholders from:
Distributions:
Investor Class	(74,954)	(1,185,165)	(2,320,007)
Institutional Class	(100,847)	(956,578)	(1,677,261)
Net Change in Net Assets from Distributions	(175,801)	(2,141,743)	(3,997,268)	*

Capital Share Transactions:
Proceeds from Sale of Shares:
Investor Class	303,612	1,000,053	1,188,741
Institutional Class	207,934	3,772,722	2,626,709
Shares Issued on Reinvestment of Dividends
Investor Class	74,023	1,166,504	2,280,839
Institutional Class	100,847	956,579	1,677,261
Cost of Shares Redeemed:
Investor Class	(1,413,796)	(4,515,422)	(7,609,712)
Institutional Class	(382,374)	(5,867,275)	(1,436,764)
Net Decrease from Shareholder Activity	(1,109,754)	(3,486,839)	(1,272,926)

Net Assets:
Net Decrease in Net Assets	(2,341,811)	(2,220,321)	(3,652,567)
Beginning of Year/Period	36,799,957	39,020,278	42,672,845
End of Year/Period	$ 34,458,146	$36,799,957	$39,020,278	**

(a) Prior to May 1, 2019, the Fund was known as The Henssler Equity Fund.

* For the year ended April 30, 2018, total distributions consisted of net investment income of $335,814 and long term capital gain of $3,641,454.

** As of April 30, 2018, Accumulated Undistributed Net Investment Income was $18,334.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	8/31/2019	8/31/2018
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ (1,261)	$ 20,262
Net Realized Gain (Loss) on Investment and Options Transactions	(827,590)	1,267,896
Net Change in Unrealized Appreciation (Depreciations) on Investments and Options Transactions	(1,442,011)	1,427,159
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,270,862)	2,715,317

Distributions to Shareholders from:
Distributions:	(201,671)	-	*
Return of Capital	(27,662)	-
Net Change in Net Assets from Distributions	(229,333)	-

Capital Share Transactions:
Proceeds from Sale of Shares:
Institutional Class	698,505	454,140
Shares Issued on Reinvestment of Dividends
Institutional Class	206,188	-
Cost of Shares Redeemed:
Institutional Class	(1,023,526)	(658,482)
Net Decrease from Shareholder Activity	(118,833)	(204,342)

Net Assets:
Net Increase (Decrease) in Net Assets	(2,619,028)	2,510,975
Beginning of Year	12,444,728	9,933,753
End of Year	$ 9,825,700	$ 12,444,728	**

* For the prior year ended August 31, 2018, total distributions consisted of $0 for Institutional Class.

** As of August 31, 2018, Accumulated Undistributed Net Investment Income was $2,710.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FIXED INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 10.13	$ 10.44	$ 10.61	$ 10.38	$ 10.44

Income (Loss) From Investment Operations:
Net Investment Income	0.17*	0.13*	0.13*	0.13	0.14
Net Gain (Loss) on Securities (Realized and Unrealized)	0.57	(0.29)	(0.17)	0.23	(0.06)
Total from Investment Operations	0.74	(0.16)	(0.04)	0.36	0.08

Distributions:
From Net Investment Income	(0.18)	(0.15)	(0.13)	(0.13)	(0.14)
Total from Distributions	(0.18)	(0.15)	(0.13)	(0.13)	(0.14)

Net Asset Value, at End of Year	$ 10.69	$ 10.13	$ 10.44	$ 10.61	$ 10.38

Total Return **	7.35%	(1.57)%	(0.37)%	3.51%	0.72%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 29,680	$ 45,198	$ 49,935	$ 52,237	$ 49,851
Ratio of Expenses to Average Net Assets	1.06%	1.05%	1.05%	1.07%	1.05%
Ratio of Net Investment Income to Average Net Assets	1.65%	1.31%	1.10%	1.12%	1.23%
Portfolio Turnover	13%	12%	9%	12%	15%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE QUALITY GROWTH FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 15.75	$ 14.41	$ 13.21	$ 13.16	$ 12.99

Income (Loss) From Investment Operations:
Net Investment Income	0.08*	0.03*	0.05*	0.04	0.05
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.67)	2.47	2.09	0.90	0.26
Total from Investment Operations	(1.59)	2.50	2.14	0.94	0.31

Distributions:
From Net Investment Income	(0.07)	(0.04)	(0.05)	(0.05)	(0.02)
From Net Realized Gain	(2.60)	(1.12)	(0.89)	(0.84)	(0.12)
Total from Distributions	(2.67)	(1.16)	(0.94)	(0.89)	(0.14)

Net Asset Value, at End of Year	$ 11.49	$ 15.75	$ 14.41	$ 13.21	$ 13.16

Total Return **	(8.86)%	18.13%	17.23%	7.52%	2.43%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 16,475	$ 30,295	$ 27,079	$ 24,781	$ 24,763
Ratio of Expenses to Average Net Assets	1.32%	1.29%	1.32%	1.34%	1.31%
Ratio of Net Investment Income to Average Net Assets	0.61%	0.19%	0.34%	0.36%	0.36%
Portfolio Turnover	42%	67%	31%	34%	25%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE SELECT VALUE FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 13.66	$ 12.69	$ 11.83	$ 15.86	$ 18.66

Income (Loss) From Investment Operations:
Net Investment Income	0.07*	0.09*	0.23*	0.09	0.15
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.49)	1.64	0.98	0.22	(0.87)
Total from Investment Operations	(1.42)	1.73	1.21	0.31	(0.72)

Distributions:
From Net Investment Income	(0.07)	(0.24)	(0.07)	(0.13)	(0.15)
From Net Realized Gain	(1.12)	(0.52)	(0.28)	(4.21)	(1.93)
Total from Distributions	(1.19)	(0.76)	(0.35)	(4.34)	(2.08)

Net Asset Value, at End of Year	$ 11.05	$ 13.66	$ 12.69	$ 11.83	$ 15.86

Total Return **	(9.76)%	13.97%	10.17%	4.75%	(4.10)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 26,787	$ 14,126	$ 12,267	$ 10,318	$ 13,689
Ratio of Expenses to Average Net Assets	1.36%	1.36%	1.39%	1.43%	1.35%
Ratio of Net Investment Income to Average Net Assets	0.60%	0.68%	1.84%	0.87%	0.87%
Portfolio Turnover	81%	173%	127%	25%	62%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INVESTOR CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD.

	Period
	Ended (c)	Years Ended
Investor Class Shares	8/31/2019	4/30/2019†	4/30/2018†	4/30/2017†	4/30/2016†	4/30/2015†

Net Asset Value, at Beginning of Year/Period	$ 5.75	$ 5.61	$ 6.00	$ 5.95	$ 9.69	$ 14.29

Income (Loss) From Investment Operations:
Net Investment Income *	0.02	0.03	0.01	0.03	0.05	0.07
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.19)	0.45	0.23	0.75	(0.18) ^	1.18
Total from Investment Operations	(0.17)	0.48	0.24	0.78	(0.13)	1.25

Distributions:
From Net Investment Income	(0.02)	(0.01)	(0.05)	(0.04)	(0.06)	(0.11)
From Net Realized Gain	-	(0.33)	(0.58)	(0.69)	(3.55)	(5.74)
Total from Distributions	(0.02)	(0.34)	(0.63)	(0.73)	(3.61)	(5.85)

Net Asset Value, at End of Year/Period	$ 5.56	$ 5.75	$ 5.61	$ 6.00	$ 5.95	$ 9.69

Total Return **	(2.92)%(b)	9.54%	3.56%	13.26%	0.25%	8.21%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$ 18,158	$19,848	$21,556	$27,059	$29,947	$50,383
Ratio of Expenses to Average Net Assets	1.49%(a)	1.53%	1.55%	1.47%	1.47%	1.37%
Ratio of Net Investment Income to Average Net Assets	0.80%(a)	0.60%	0.12%	0.50%	0.63%	0.51%
Portfolio Turnover	51%(b)	62%	6%	146%	155%	58%

† Formerly The Henssler Equity Fund.

^ The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming  reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE OPPORTUNITY EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT THE YEAR OR PERIOD.

	Period
	Ended (c)	Years Ended
Institutional Class Shares	8/31/2019	4/30/2019†	4/30/2018†	4/30/2017†	4/30/2016†	4/30/2015†

Net Asset Value, at Beginning of Year/Period	$ 6.15	$ 5.97	$ 6.33	$ 6.24	$ 9.98	$ 14.55

Income (Loss) From Investment Operations:
Net Investment Income *	0.03	0.07	0.04	0.06	0.09	0.13
Net Gain (Loss) on Securities (Realized and Unrealized)	(0.20)	0.47	0.25	0.78	(0.18) ^	1.21
Total from Investment Operations	(0.17)	0.54	0.29	0.84	(0.09)	1.34

Distributions:
From Net Investment Income	(0.04)	(0.03)	(0.07)	(0.06)	(0.10)	(0.17)
From Net Realized Gain	-	(0.33)	(0.58)	(0.69)	(3.55)	(5.74)
Total from Distributions	(0.04)	(0.36)	(0.65)	(0.75)	(3.65)	(5.91)

Net Asset Value, at End of Year/Period	$ 5.94	$ 6.15	$ 5.97	$ 6.33	$ 6.24	$ 9.98

Total Return **	(2.83)%(b)	10.02%	4.22%	13.66%	0.79%	8.79%

Ratios/Supplemental Data:
Net Assets at End of Year/Period (Thousands)	$16,300	$16,952	$17,465	$15,614	$13,654	$13,480
Ratio of Expenses to Average Net Assets	1.00%(a)	1.03%	1.05%	0.97%	0.98%	0.87%
Ratio of Net Investment Income to Average Net Assets	1.29%(a)	1.09%	0.61%	1.00%	1.11%	0.98%
Portfolio Turnover	51%(b)	62%	6%	146%	155%	58%

† Formerly The Henssler Equity Fund.

^ The amount of net realized and unrealized gain on investment per share for the period ended April 30, 2016 does not accord with the amounts in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

* Per share net investment income has been determined on the basis of average shares outstanding during the year or period.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

(a) Annualized.

(b) Not Annualized.

(c) Period May 1, 2019 through August 31, 2019.

The accompanying notes are an integral part of these financial statements.

THE TEXAS FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR.

	Years Ended
Institutional Class Shares	8/31/2019	8/31/2018	8/31/2017	8/31/2016	8/31/2015

Net Asset Value, at Beginning of Year	$ 11.97	$ 9.38	$ 8.88	$ 8.92	$ 10.91

Income (Loss) From Investment Operations:
Net Investment Income (Loss)	- *	0.02*	(0.03)*	(0.03)	(0.03)
Net Gain (Loss) on Securities (Realized and Unrealized)	(2.17)	2.57	0.53	(0.01)	(1.65)
Total from Investment Operations	(2.17)	2.59	0.50	(0.04)	(1.68)

Distributions:
From Net Investment Income	- ***	-	-	-	-
From Return of Capital	(0.03)	-	-	-
From Net Realized Gain	(0.19)	-	-	-	(0.31)
Total from Distributions	(0.22)	-	-	-	(0.31)

Net Asset Value, at End of Year	$ 9.58	$ 11.97	$ 9.38	$ 8.88	$ 8.92

Total Return **	(18.12)%	27.61%	5.63%	(0.45)%	(15.53)%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 9,826	$ 12,445	$ 9,934	$ 9,492	$ 11,014
Ratio of Expenses to Average Net Assets	1.64%	1.61%	1.66%	1.71%	1.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01%)	0.18%	(0.29%)	(0.37)%	(0.33)%
Portfolio Turnover	83%	44%	40%	48%	59%

* Per share net investment income has been determined on the basis of average shares outstanding during the year.

** Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends, and is not annualized for periods of less than one year. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or in redemption of Fund shares.

*** Amount less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS

AUGUST 31, 2019

 1. ORGANIZATION

Monteagle Funds (“the Trust”) was organized as a business trust under the laws of the State of Delaware on November 26, 1997 as Memorial Funds. The Trust changed its name to Monteagle Funds in July, 2006.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940. The Trust is authorized by its Declaration of Trust to issue an unlimited number of shares of beneficial interest in each series. The Trust currently consists of the following series (each a “Fund” and collectively the “Funds”):

Monteagle Fixed Income Fund

Monteagle Quality Growth Fund

Monteagle Select Value Fund

Monteagle Opportunity Equity Fund

The Texas Fund

The Monteagle Fixed Income Fund (“Fixed Income Fund”), Monteagle Quality Growth Fund (“Quality Growth Fund”), Monteagle Select Value Fund (“Select Value Fund”), Monteagle Opportunity Equity Fund (“Opportunity Equity Fund”) and The Texas Fund (“Texas Fund”) are each a diversified series of Monteagle Funds. The principal investment objective of the Fixed Income Fund is total return. The principal investment objective of each of Quality Growth Fund, Select Value Fund, Opportunity Equity Fund and Texas Fund (collectively the “Equity Funds”) is long-term capital appreciation.

The Funds are authorized to offer one class of shares, Class I shares, except the Opportunity Equity Fund has an Investor Class and Institutional Class shares.

On March 22, 2019, the Board of Trustees of The Henssler Equity Fund, Investor Class and Institutional Class, together “Henssler Equity Fund,” approved the reorganization of the Henssler Equity Fund with and into the Monteagle Opportunity Equity Fund, Investor Class and Institutional Class, together “Opportunity Equity Fund.” The reorganization provided for the transfer of assets of Henssler Equity Fund to Opportunity Equity Fund and the assumption of the liabilities of Hensser Equity Fund by Opportunity Equity Fund.  The reorganization was effective as of the close of business on May 24, 2019. The reorganization was a tax-free transaction for the Fund and its shareholders (which means that no gain or loss would be recognized directly by the Henssler Equity Fund or its shareholders as a result of the reorganization); and the Henssler Equity Fund and the Opportunity Equity Fund have substantially similar investment objectives, principal investment strategies, and risks.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.

The following is a summary of the Funds’ significant accounting policies:

Securities Valuation — Equity securities, including common stocks, exchange-traded funds and real estate investment trusts, held by the Funds for which market quotations are readily available are valued using the last reported sales price or the official closing price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each Fund’s business day. If no sales are reported, the average of the last bid and ask price is used. If no average price is available, the last bid price is used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy described below. When an equity security is valued by the independent pricing service using factors other than market quotations or the market is considered inactive, they will be categorized in level 2.

Fixed income securities such as corporate bonds, municipal bonds, and U.S. government and agency obligations, are valued using an independent pricing service that considers market observable data such as reported sales of the same or similar securities, broker quotes, yields, bids, offers, and other reference data. These securities are categorized as level 2 securities. The fair value of mortgage-backed securities is estimated by an independent pricing service which uses models that consider interest rate movements, new issue information and other security pertinent data. Evaluations of tranches (non-volatile, volatile, or credit sensitive) are based on interpretations of accepted Wall Street modeling and pricing conventions. Mortgage-backed securities are categorized in level 2 of the fair value hierarchy described below to the extent the inputs are observable and timely. In the absence of readily available market quotations, or other observable inputs, securities are valued at fair value pursuant to procedures adopted by the Board of Trustees and would be categorized as level 3.

Options contracts that are actively traded are valued based on quoted prices from the exchange and categorized in level 1 of the fair value hierarchy. Options held by the Funds for which no current quotations are readily available and which are not traded on the valuation date are valued at the average of the last bid and ask price and are categorized within level 2 of the fair value hierarchy. Depending on the product and terms of the transaction, the fair value of options can be modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments, and the pricing inputs are observed from actively quoted markets, as is the case of options contracts. Options contracts valued using pricing models are categorized within level 2 of the fair value hierarchy.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Money market funds are valued at their net asset value of $1.00 per share and are categorized as level 1. Securities with maturities of 60 days or less may be valued at amortized cost, which approximates fair value and would be categorized as level 2.

Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities
●	Level 2 – other significant observable inputs
●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ investments at fair value as of August 31, 2019:

Fixed Income Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
U.S. Government Agencies and Obligations	$ -	$ 8,059,492	$ 8,059,492
Corporate Bonds (b)	-	17,705,917	17,705,917
Municipal Bonds	-	838,522	838,522
Mortgage-Backed Securities	-	2,597,321	2,597,321
Money Market Fund	291,861	-	291,861
Totals	$ 291,861	$ 29,201,252	$29,493,113

Quality Growth Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 16,073,717	-	$16,073,717
Money Market Fund	387,674	-	387,674
Totals	$ 16,461,391	-	$16,461,391

Select Value Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 21,760,071	$ -	$21,760,071
Money Market Fund	4,996,897	-	4,996,897
Totals	$ 26,756,968	$ -	$26,756,968

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Opportunity Equity Fund
	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Security Classification (a)
Common Stocks (b)	$ 29,822,772	$ -	$29,822,772
Real Estate Investment Trust	4,196,919	-	4,196,919
Money Market Fund	466,495	-	466,495
Totals	$ 34,486,186	$ -	$34,486,186

Texas Fund
Security Classification (a)	Level 1 (Quoted Prices)	Level 2 (Other Significant Observable Inputs)	Totals
Common Stocks (b)	$ 9,362,831	$ -	$ 9,362,831
Money Market Fund	214,976	-	214,976
Purchased Options	184,820	-	184,820
Totals	$ 9,762,627	$ -	$ 9,762,627

(a)

As of and during the year ended August 31, 2019, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(b)	For a detailed break-out of securities by major industry classification, please refer to the Schedules of Investments.

Options transactions — The Texas Fund (the “Fund”) may purchase put and call options written by others and sell put and call options covering specified individual securities, securities or financial indices or currencies. A put option (sometimes called a “standby commitment”) gives the buyer of the option, upon payment of a premium, the right to deliver a specified amount of a security, index or currency to the writer of the option on or before a fixed date at a predetermined price. A call option (sometimes called a “reverse standby commitment”) gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security, index or currency on or before a fixed date, at a predetermined price. The predetermined prices may be higher or lower than the market value of the underlying security, index or currency. The Fund may buy or sell both exchange-traded and over-the-counter (“OTC”) options. The Fund will purchase or write an option only if that option is traded on a recognized U.S. options exchange or if the Adviser or Sub-adviser believes that a liquid secondary market for the option exists. When the Fund purchases an OTC option, it relies on the dealer from whom it has purchased the OTC option to make or take delivery of the security, index or currency underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction. OTC options and the securities underlying these options currently are treated as illiquid securities by the Fund.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Upon selling an option, the Fund receives a premium from the purchaser of the option. Upon purchasing an option, the Fund pays a premium to the seller of the option. The amount of premium received or paid by the Fund is based upon certain factors, including the market price of the underlying securities, index or currency, the relationship of the exercise price to the market price, the historical price volatility of the underlying assets, the option period, supply and demand and interest rates.

The Fund may purchase call options on debt securities that the Fund’s Adviser or Sub-adviser intends to include in the Fund’s portfolio in order to fix the cost of a future purchase. Call options may also be purchased to participate in an anticipated price increase of a security on a more limited risk basis than would be possible if the security itself were purchased. If the price of the underlying security declines, this strategy would serve to limit the potential loss to the Fund to the option premium paid. Conversely, if the market price of the underlying security increases above the exercise price and the Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium paid. The Fund may similarly purchase put options in order to hedge against a decline in market value of securities held in its portfolio. The put enables the Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund is limited to the option premium paid. If the market price of the underlying security is lower than the exercise price of the put, any profit the Fund realizes on the sale of the security would be reduced by the premium paid for the put option less any amount for which the put may be sold.

The Adviser or Sub-adviser may write call options when it believes that the market value of the underlying security will not rise to a value greater than the exercise price plus the premium received. Call options may also be written to provide limited protection against a decrease in the market price of a security, in an amount equal to the call premium received less any transaction costs.

The Fund may purchase and write put and call options on fixed income or equity security indexes in much the same manner as the options discussed above, except that index options may serve as a hedge against overall fluctuations in the fixed income or equity securities markets (or market sectors) or as a means of participating in an anticipated price increase in those markets. The effectiveness of hedging techniques using index options will depend on the extent to which price movements in the index selected correlate with price movements of the securities, which are being hedged. Index options are settled exclusively in cash. See Note 10 for additional risks associated with options transactions.

All options purchased by the Texas Fund during the year were equity securities including exchange traded funds. The derivatives are not accounted for as hedging instruments under GAAP.

At August 31, 2019, the Texas Fund had purchased call options valued at $56,020, and purchased put options valued at $128,800, for a total of $184,820 which is presented within Investment Securities at Fair Value on the Statement of Assets and Liabilities.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The effect of derivative instruments on the Statements of Operations during the year ended August 31, 2019 were as follows:

Fund	Derivatives not accounted for as hedging instruments under GAAP	Location of gain (loss) on Derivatives recognized in income	Realized and unrealized loss on Derivatives recognized in income
Texas Fund	Call and put options purchased	Net realized gain from options	$ (29,920)

Texas Fund	Call and put options purchased	Net change in unrealized depreciation on options	$ (26,718)

For the year ended August 31, 2019, the Texas Fund purchased 570 call option contracts and 2,820 put option contracts.  For the year ended August 31, 2019 the Texas Fund wrote no option contracts. The number of purchased contracts is representative of the volume of activity for these derivative types during the period.

Security Loans — The Funds, except for the Opportunity Equity Fund, have entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the prior day’s fair value of loaned securities. The cash collateral is invested in short-term instruments as noted in the Funds’ Schedules of Investments. The remaining contractual maturity of all securities lending transactions are overnight and continuous. Securities lending income is disclosed in the Funds’ Statements of Operations. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand. If the fair value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. Under the terms of the securities lending agreement, the Funds are indemnified for losses incurred due to a borrower’s failure to comply with the terms of the securities lending agreement.

Should the borrower of the securities fail financially, the Funds have the right to repurchase the securities using the collateral in the open market. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of the cash collateral received.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The following table presents financial instruments that are subject to enforceable netting arrangements as of August 31, 2019:

Assets:
Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Texas Fund	Securities Loaned	$ 15,984	-	$ 15,984	-	$ 15,984	-

The Fixed Income Fund, Quality Growth Fund, Select Value Fund, and Opportunity Equity Fund did not have any securities loaned at August 31, 2019.

Security Transactions — Security transactions are accounted for on trade date and realized gains and losses on investments sold are determined on a specific identification basis.

Real Estate Investment Trust (REIT) — Investing in real estate investment trusts, or “REITs”, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

The Funds may not purchase or sell real estate or interests in real estate, including real estate limited partnerships; provided, however, that the Funds may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

Interest and Dividend Income — Interest income is accrued as earned. Dividends on securities held by the Funds are recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Dividends and Distributions to Shareholders — Distributions of net investment income to shareholders are declared daily and paid monthly by the Fixed Income Fund. Net investment income distributions, if any, for Quality Growth Fund, Select Value Fund, Opportunity Equity Fund and Texas Fund are declared and paid quarterly at the discretion of each Fund’s adviser. Net capital gains for the Funds, if any, are distributed

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

to shareholders at least annually. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The tax character of distributions paid during the year ended August 31, 2019, and for the year ended August 31, 2018 were as follows:

Fund	Ordinary Income		Long-Term Capital Gain		Return of Capital
	2019	2018	2019	2018	2019	2018
Fixed Income Fund	$ 684,213	$ 664,507	$ -	$ -	$ -	$ -
Quality Growth Fund	697,532	116,576	4,448,047	2,073,266	-	-
Select Value Fund	1,375,605	731,913	-	-	-	-
Texas Fund	2,710	198,961	-	-	27,662	-

The tax character of distributions paid during the period May 1, 2019 through August 31, 2019, and prior fiscal years ended April 30, 2019 and 2018 were as follows:

Fund	Ordinary Income			Long-Term Capital Gain
	5/1/2019 – 8/31/2019	2019	2018	5/1/2019 – 8/31/2019	2019	2018
Opportunity Equity Fund *	$ 175,801	$ 139,829	$ 418,828	$ -	$ 2,001,914	$ 3,578,440

* Prior to May 24, 2019, the Opportunity Equity Fund was known as the Henssler Equity Fund.  The Henssler Equity Fund’s fiscal year end was April 30, 2019.

Estimates — These financial statements are prepared in accordance with GAAP, which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Common Expenses — Common expenses of the Trust are allocated among the Funds within the Trust based on relative net assets of each Fund or the nature of the services performed and the relative applicability to each Fund. Other allocations may also be approved from time to time by the Trustees.

 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Agreement

Nashville Capital Corporation (“Nashville Capital” or the “Adviser”) serves as the investment adviser to the Funds pursuant to a Management Agreement (“Management Agreement”) with the Trust. Subject to the general oversight of the Board of Trustees, the Adviser is responsible for, among other things, developing a continuing investment program for the Funds in accordance with their investment objectives, reviewing the investment strategies and policies of the Funds and advising the Board of Trustees on the

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

selection of sub-advisers. Each Fund is authorized to pay the Adviser a fee based on average daily net assets at the following annual rates:

Assets	Fixed Income Fund	Quality Growth Fund	Select Value Fund	Opportunity Equity Fund	Texas Fund
Up to and including $10 million	0.965%	1.200%	1.200%	0.850%	1.450%
From $10 million up to and including $25 million	0.965%	1.200%	1.200%	0.850%	1.350%
From $25 up to and including $50 million	0.965%	1.115%	1.115%	0.800%	1.250%
From $50 up to and including $100 million	0.845%	0.975%	0.975%	0.750%	1.100%
Over $100 million	0.775%	0.875%	0.875%	0.700%	0.950%

Under the terms of the Funds’ Management Agreement, the Adviser oversees the management of each Fund’s investments and pays all of the operating expenses of each Fund except: (i) costs of membership in trade associations; (ii) any expenses recouped by the Adviser; (iii) SEC registration fees and related expenses; (iv) any non-interested Trustee fees; (v) costs of travel for non-interested Trustees; (vi) costs associated with seminars, conventions or trade education for non-interested Trustees; (vii) 50% of the compensation amount approved by Trustees specifically for the Chief Compliance Officer’s services for the Trust attributable to the Funds managed by the Adviser; and (viii) any extraordinary Trust expenses, including legal expenses relating to lawsuits.

For the year or period ended August 31, 2019, the amounts earned by and payable to the Adviser were as follows:

	Advisory Fees Earned	Advisory Fees Payable as of August 31, 2019
Fixed Income Fund	$ 386,035	$ 24,839
Quality Growth Fund	272,150	17,101
Select Value Fund	162,771	28,349
Opportunity Equity Fund	79,817*	23,750
Texas Fund	154,624	11,834

*For the period May 25, 2019 to August 31, 2019.

In addition to the Management Agreement, the Adviser has entered into an Operating Services Agreement (the “Services Agreement”) with the Trust to provide, or make arrangements for the provision of, virtually all day-to-day operational services to the Opportunity Equity Fund. The Opportunity Equity Fund will pay a Service Agreement fee equal to 0.70% of the average net assets of the Investor Class Shares and 0.20% of average net assets of the Institutional Class Shares. For the period May 25, 2019 to August 31, 2019, Service Agreement fees paid the Adviser were $44,365.

An officer of Nashville Capital is also an officer of the Trust.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Prior to the May 24, 2019 Henssler Equity Fund and the Opportunity Equity Fund reorganization, the Henssler Equity Fund had entered into an Investment Advisory Agreement (the “Advisory Agreement”) with Henssler Asset Management, LLC (“Henssler”) to provide investment management services to The Fund. Pursuant to the Advisory Agreement, Henssler was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to The Fund’s daily average net assets. The amounts of expenses paid to Henssler are reflected in the Statement of Operations for the year ended April 30, 2019. For the period May 1, 2019 to May 24, 2019, advisory fees paid to Henssler were $11,790.

Also prior to the May 24, 2019 Henssler Equity Fund and the Opportunity Equity Fund reorganization, the Henssler Equity Fund had entered into an Operating Services Agreement (the “Henssler Services Agreement”) with Henssler to provide or arrange for day-to-day operational services to the Henssler Equity Fund. Under the Henssler Services Agreement, Henssler provides all of the Henssler Equity Fund’s day-to-day operational services, excluding cost of brokerage, interest, taxes, litigation, independent directors’ fees and expenses, independent directors’ legal fees, premiums for directors’ liability insurance covering the Fund’s independent directors, the Fund’s allocable share of the salary and related costs for the Fund’s Chief Compliance Officer, and extraordinary expenses. Pursuant to the Henssler Services Agreement, Henssler was entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.70% for the Investor Class and 0.20% for the Institutional Class as applied to the classes’ daily average net assets. The amounts of expenses paid to Henssler as Operating Services Fees are reflected in the Statement of Operations for the year ended April 30, 2019. For the period May 1, 2019 to May 24, 2019, Operating Service fees paid to Henssler were $11,057.

Fixed Income Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Fixed Income Fund. Nashville Capital has agreed to pay H&R an annual advisory fee of 0.30% of average daily net assets up to $25 million, 0.25% of such assets from $25 million up to $50 million, and 0.20% of such assets over $50 million.

Quality Growth Fund — Nashville Capital has retained Howe & Rusling Inc. (“H&R”) to serve as the sub-adviser to Quality Growth Fund. Nashville Capital has agreed to pay GHA an annual advisory fee of 0.30% of average daily net assets.

Select Value Fund — Nashville Capital has retained Parkway Advisors, L.P. (“Parkway”) to serve as the sub-adviser to Select Value Fund. Nashville Capital has agreed to pay Parkway an annual advisory fee of 0.50% of average daily net assets.

Opportunity Equity Fund — Nashville Capital has retained G.W. Henssler & Associates, Ltd. (“Henssler”) to serve as the sub-adviser to Value Fund. Nashville Capital has agreed to pay Henssler an annual advisory fee of 0.25% of average daily net assets up to $25 million, 0.50% of such assets from $25 million up to $50 million, 0.75% of such assets from $50 million up to $100 million, and 0.70% of such assets over $100 million.

Texas Fund — Nashville Capital has retained J. Team Financial, Inc. d/b/a Team Financial Strategies (“Team”), to serve as the sub-adviser to Texas Fund. Nashville

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Capital has agreed to pay Team an annual advisory fee of 0.25% of average daily net assets up to $10 million and 0.60% of such assets over $10 million.

Investment Company Services Agreement

Mutual Shareholder Services, LLC (“MSS”) provides fund accounting and transfer agency services to each Fund. Pursuant to services agreements, the Adviser will pay MSS customary fees for its services from the advisory fee it receives from the Funds. MSS will also provide certain shareholder report production, and EDGAR conversion and filing services. Officers of MSS are also officers of the Trust.

Distribution Agreement

Arbor Court Capital serves as each Fund’s distributor (the “Distributor”). The Distributor is not affiliated with the Adviser but is an affiliate of MSS. Pursuant to the agreement, the Adviser will pay Arbor Court Capital customary fees for its services from the advisory fee it receives from the Funds.

Compliance Services

An affiliated Contractor (the “Contractor”) serves as the CCO of the Trust. The Funds pay $99,000 annually to the Contractor for providing CCO services. Each Fund pays $5,000 with the remaining $69,000 allocated to the Funds based on aggregate average daily net assets. The Opportunity Equity Fund was not included in this agreement for the year ended August 31, 2019.

Prior to the May 24, 2019 Henssler Equity Fund and the Opportunity Equity Fund reorganization, the Henssler Equity Fund's Chief Compliance Officer received compensation in accordance with the Henssler Service Agreement with the Henssler Equity Fund and Henssler. The Fund’s allocable share of the Chief Compliance Officer's salary is reflected as Chief Compliance Officer Fees in the Statement of Operations for the year ended April 30, 2019. For the period May 1, 2019 to May 24, 2019, Chief Compliance Officer fees paid to Henssler were $5,135.

4. SECURITIES TRANSACTIONS

During the year or period ended August 31, 2019, cost of purchases and proceeds from sales and maturities of investment securities, excluding short-term investments and U.S. government securities, were as follows:

Fund	Purchases	Sales
Fixed Income Fund	$ 4,445,522	$ 11,506,233
Quality Growth Fund	9,215,139	20,007,286
Select Value Fund	10,159,136	10,483,717
Opportunity Equity Fund *	17,981,296	19,186,623
Texas Fund	8,532,572	9,290,917

* For the period May 1, 2019 through August 31, 2019.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

The cost of purchases and proceeds from sales of U.S. government securities by the Fixed Income Fund were $500,000 and $9,938,246, respectively. There were no purchases or sales of U.S. government securities made by the Quality Growth Fund, Select Value Fund, Opportunity Equity Fund or Texas Fund.

5. TAX MATTERS

It is each Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable income, such Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

The Funds’ tax basis distributable earnings are determined only at the end of each fiscal year. The tax character of distributable earnings (deficit) at August 31, 2019, the Funds’ most recent fiscal year end, was as follows:

Fund	Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gains	Capital Loss Carryforward	Post-December Ordinary Loss	Post- October Capital Loss	Total Distributable Earnings/ (Deficit)
Fixed Income Fund	$ 1,188,749	$ 4,946	$ -	$ (296,640)	$ -	$ -	$ 897,054
Quality Growth Fund	2,547,276	-	1,038,085	-	-	-	3,585,361
Select Value Fund	1,130,202	552,643	113,131	-	-	-	1,795,976
Opportunity Equity Fund	2,422,730	75,266	1,766,644	-	-	-	4,264,640
Texas Fund	(170,700)	-	-	-	-	(825,095)	(995,795)

The difference between book basis and tax basis unrealized appreciation (depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales and real estate investment trusts. Permanent book and tax differences, primarily attributable to merger related adjustments, resulted in reclassification for the Funds for the fiscal year ended August 31, 2019 as follows:

Fund	Paid-in Capital	Total Distributable Earnings/ (Deficit)
Select Value Fund	$ (35,850)	$ 35,850

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Texas Fund incurred and elected to defer $825,095 of such capital losses.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

As of August 31, 2019, the following Funds had the following capital loss carryforwards for federal income tax purposes. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders and may be carried forward indefinitely retaining their character as short-term and/or long-term.

Fund	Non-Expiring Long-Term	Non-Expiring Short-Term	Total	Utilized
Fixed Income Fund	$ 296,640	$ -	$ 296,640	$ -

The following information is based upon the federal income tax cost of the investment securities as of August 31, 2019:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Fixed Income Fund	$28,304,364	$ 1,189,754	$ (1,005)	$ 1,188,749
Quality Growth Fund	13,914,115	4,052,862	(1,505,586)	2,547,276
Select Value Fund	25,626,766	3,279,773	(2,149,571)	1,130,202
Opportunity Equity Fund	32,063,456	4,033,141	(1,610,411)	2,422,730
Texas Fund	9,933,328	1,292,017	(1,462,717)	(170,700)

The difference between the federal income tax cost of portfolio investments and the financial statement cost for Quality Growth Fund, Opportunity Equity Fund, Select Value Fund, and Texas Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales and return of capital reclassifications.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in open tax years. The Funds identify their major tax jurisdictions as U.S. Federal and Delaware. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended August 31, 2019, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. Federal tax authorities for tax years before 2016.

6. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2019, the shareholders listed in the table immediately below held, for the benefit of their customers, the following percentages of the outstanding shares of each Fund.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Fund	Shareholder	Percent Owned as of August 31, 2019
Fixed Income Fund	Mitra & Co.	100%
Quality Growth Fund	Maril & Co.	99%
Select Value Fund	NFS, LLC	33%
Select Value Fund	Maril & Co.	57%
Opportunity Equity Fund	Benefit Trust Co.	36%
Texas Fund	NFS, LLC	71%

 7. CAPITAL SHARE TRANSACTIONS

Fixed Income Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	2,241	(1,751,166)	64,635	2,775,453
Value	$ 22,450	$(18,161,705)	$ 665,111

For the fiscal year ended:
August 31, 2018
Institutional Class
Shares	59,527	(443,447)	62,142	4,459,745
Value	$ 602,208	$(4,539,014)	$ 633,773

Quality Growth Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	12,229	(537,535)	36,357	1,434,397
Value	$ 164,638	$(6,258,016)	$ 390,486

For the fiscal year ended:
August 31, 2018
Institutional Class
Shares	37,902	(3,926)	10,491	1,923,346
Value	$ 560,969	$ (57,447)	$ 151,364

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Select Value Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	1,651,927 *	(283,250)	21,975	2,425,118
Value	$ 18,307,172 *	$(3,406,032)	$ 227,512

For the fiscal year ended:
August 31, 2018
Institutional Class
Shares	81,289	(60,446)	46,872	1,034,466
Value	$ 1,061,336	$ (787,351)	$ 611,215

* Includes $15,217,722 and 1,388,479 shares from the tax-free exchange of the Monteagle Value Fund that occurred on August 29, 2019.

Opportunity Equity Fund – Institutional Class
	Sold	Redeemed	Reinvested	Ending Shares
For the period May 1, 2019 through
August 31, 2019
Institutional Class
Shares	34,385	(63,064)	16,808	2,744,316
Value	$ 207,934	$(382,374)	$100,847

For the prior fiscal year ended:
April 30, 2019
Institutional Class
Shares	636,928	(984,936)	179,470	2,756,187
Value	$ 3,772,722	$(5,867,275)	$ 956,579

For the fiscal year ended:
April 30, 2018
Institutional Class
Shares	409,508	(222,194)	271,401	2,924,725
Value	$ 2,626,709	$(1,436,764)	$ 1,677,261

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Opportunity Equity Fund – Investor Class
	Sold	Redeemed	Reinvested	Ending Shares
For the period May 1, 2019 through
August 31, 2019
Investor Class
Shares	53,561	(250,363)	13,171	3,267,889
Value	$ 303,612	$(1,413,796)	$74,023

For the prior fiscal year ended:
April 30, 2019
Investor Class
Shares	177,883	(799,826)	233,769	3,451,520
Value	$1,000,053	$(4,515,422)	$ 1,166,504

For the fiscal year ended:
April 30, 2018
Investor Class
Shares	200,032	(1,264,848)	391,897	3,839,694
Value	$1,188,741	$(7,609,712)	$ 2,280,839

Texas Fund
	Sold	Redeemed	Reinvested	Ending Shares
For the fiscal year ended:
August 31, 2019
Institutional Class
Shares	66,633	(102,829)	21,473	1,025,313
Value	$ 698,505	$(1,023,526)	$ 206,188

For the fiscal year ended:
August 31, 2018
Institutional Class
Shares	41,416	(60,295)	-	1,040,035
Value	$ 454,140	$ (658,482)	$ -

8. CONTINGENCIES AND COMMITMENTS

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from the performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

9. SECTOR AND GEOGRAPHIC RISKS

When the Funds emphasize one or more economic sectors, it may be more susceptible to the financial, market, or economic events affecting the particular issuers and industries in which they invest than funds that do not emphasize particular sectors. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

The Texas Fund’s investments are concentrated in Texas, and therefore the Fund will be susceptible to adverse market, political, regulatory, social, economic and geographic events affecting Texas. The Fund’s performance may be more volatile than the performance of more geographically diverse funds. Since one of the main industries in Texas is mining and logging, including the oil and gas sectors, Texas is particularly susceptible to economic, environmental and political activities affecting this industry.

10. OPTIONS RISK

The Texas Fund’s use of options subjects the Fund to certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: (i) dependence on the Adviser or Sub-adviser’s ability to predict movements in the prices of individual securities and fluctuations in the general securities markets; (ii) imperfect correlations between movements in the prices of options and movements in the price of the securities (or indices) hedged or used for cover, which may cause a given hedge not to achieve its objective; (iii) the fact that the skills and techniques needed to trade these instruments are different from those needed to select the securities in which the Texas Fund invests; (iv) lack of assurance that a liquid secondary market will exist for any particular instrument at any particular time, which, among other things, may hinder the Texas Fund’s ability to limit exposures by closing its positions; and, (v) the possible need to defer closing out of certain options to avoid adverse tax consequences. Other risks include the inability of the Texas Fund, as the writer of covered call options, to benefit from any appreciation of the underlying securities above the exercise price, and the possible loss of the entire premium paid for options purchased by the Texas Fund. See note 2 for additional disclosures related to options transactions.

11.  AGREEMENT AND PLAN OF REORGANIZATION

On August 29, 2019, shareholders of Monteagle Value Fund, “Value,” approved the reorganization of Value with and into Select Value Fund, “Select Value.”  The purpose of the reorganization was to combine two funds managed by Nashville Capital Corporation., the investment adviser of both funds, with comparable investment objectives and strategies.  The reorganization provided for the transfer of assets of Value to Select Value and the assumption of the liabilities of Value by Select Value.  The reorganization was effective as of the close of business on August 29, 2019.  For each share of Value Fund, shareholders received 1.27 shares of Select Value Fund.  The following table illustrates the specifics of the reorganization:

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Value Net Assets	Shares Issued to Shareholders of Value	Select Value Net Assets	Combined Net Assets	Tax Status of Transfer
$15,217,722 (1)	1,388,479	$11,363,259	$26,580,981	Non-taxable

(1)  Includes net unrealized appreciation on investments in the amounts of $2,601,105.

For financial reporting purposes, assets received and shares issued by Select Value were recorded at fair value; however, the cost basis of the investments received from Value was carried forward to align ongoing reporting of Select Value’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the reorganization had been completed on September 1, 2018, the beginning of the reporting period, the pro forma results of operations for the year ended August 31, 2019 would have been as follows:

Net investment income	$ 458,198
Net realized gain on investments	2,376,756
Change in net unrealized depreciation on investments	925,561
Net increase in net assets resulting from operations	3,760,515

Because Select Value has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Value and Select Value Funds that have been included in Select Value’s Statements of Operations since August 29, 2019.

12. SUBSEQUENT EVENTS

On September 15, 2019, the Quality Growth Fund declared a dividend from net investment income of $20,263, which was payable on September 16, 2019.

On September 15, 2019, the Select Value Fund declared a dividend from net investment income of $71,915, which was payable on September 16, 2019.

On September 15, 2019, the Opportunity Equity Fund declared a dividend from net investment income of $43,072 for the Institutional Class Shares and $23,884 for the Investor Class Shares, which was payable on September 16, 2019.

On September 27, 2019, the Fixed Income Fund declared a dividend from net investment income of $40,645, which was payable on September 30, 2019.

Management has evaluated subsequent events through the issuance of the financial statements and, other than those already disclosed in the notes to the financial statements, has noted no other such events that would require disclosure.

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

13. LEGAL PROCEEDINGS

 In the two-step leveraged buyout, the Tribune Company (“Tribune”) purchased all of its outstanding stock from its Shareholders (including Select Value Fund (“the Fund”) for about $ 8 billion.  Soon after the LBO was completed, Tribune experienced serious financial difficulties. As a result of this financial distress, Tribune and many of its subsidiaries filed for Chapter 11 bankruptcy.  A litigation trustee was appointed, who has brought claims on behalf of Tribune’s unsecured creditors.  Among the claims are against the former shareholders of Tribune, like the Fund.  As is discussed below, at present those claims are dismissed.  In addition, certain noteholders of Tribune also brought claims against the shareholders.  Those claims, too, are presently dismissed.

The theory of the claims is that the LBO was a fraudulent transfer under federal or state law.  The plaintiffs allege both that the LBO was a “constructively” fraudulent transfer and an “actually” fraudulent transfer.  A constructively fraudulent transfer is a transfer for less than reasonably equivalent value whereas actual fraud is more traditional fraud.

The case is being litigated in the United States District Court for the Southern District of New York and the United States Court of Appeals for the Second Circuit.  At present, all claims before the District Court have been dismissed, subject to review by the Second Circuit Court of Appeals.

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the noteholder creditors’ state-law fraudulent conveyance claims finding that Section 362(a)(1) of the Bankruptcy Code deprives individual creditors of standing to challenge the same transactions that the bankruptcy trustee was simultaneously seeking to avoid. On March 29, 2016, the Court of Appeals for the Second Circuit affirmed on different grounds, holding that Section 362(a)(1) did not deprive the creditors of standing, but that their state law fraudulent conveyance claims were preempted by the Section 546(e) safe harbor provision of the Bankruptcy Code.  However, the Second Circuit, in 2018, recalled the mandate of this decision in anticipation of further review, in light of an intervening U.S. Supreme Court decision on the scope of the safe harbor.  To date, the Second Circuit has not conducted its further review.

On January 6, 2017, the District Court dismissed the actual fraud claims. The January 2017 Opinion declined to impute the intent of Tribune’s officers to Tribune for purposes of the Trustee’s actual fraudulent conveyance claim, and determined that, although the Independent Directors' intent could be imputed to the Company, the Trustee had not sufficiently alleged that the Independent Directors acted with fraudulent intent.  This opinion will be reviewed by the Court of Appeals.

On April 23, 2019, the District Court denied the Litigation Trustee’s motion to amend his complaint to assert a constructive fraudulent transfer claim under federal law.  The District Court ruled that the Trustee’s federal constructive fraudulent transfer claims were still barred by § 546(e) because Tribune hired a commercial bank to serve as exchange agent for the transfers. As a “customer” of a “financial institution,” the court reasoned,

MONTEAGLE FUNDS

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2019

Tribune itself became a “financial institution,” thereby triggering application of the safe harbor.  This ruling has been appealed to the Second Circuit.

Thus, at present, all claims against the Fund and other Exhibit A shareholder defendants have been dismissed.  This is subject to review by the Court of Appeals.  Since the case is presently dismissed, no discovery is occurring.

It is not expected that the cases discussed above will have a material adverse impact on the Fund’s financial position, results of operation, or cash flows; however, these litigation matters are subject to inherent uncertainties and the views of these matters with respect to any impact to the Fund may change in the future.

NOTE 14.  NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Early adoption is permitted and the Funds have adopted ASU 2018-13 within these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Monteagle Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and purchased options, of Monteagle Funds comprising Monteagle Fixed Income Fund, Monteagle Opportunity Equity Fund, Monteagle Quality Growth Fund, Monteagle Select Value Fund, and The Texas Fund (the “Funds”) as of August 31, 2019, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for each of the periods presented  (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of August 31, 2019, the results of their operations and changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2019, by correspondence with the custodian and brokers.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

October 30, 2019

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES

AUGUST 31, 2019 (UNAUDITED)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the tables below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period March 1, 2019 and held until the end of the period August 31, 2019.

The tables that follow illustrate each Fund’s costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Funds. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Funds under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Funds’ costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Funds’ actual returns, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess each Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about the Funds’ expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s Prospectus.

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Monteagle Fixed Income Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,055.47	$5.54
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,019.81	$5.45

* Expenses are equal to the Fund's annualized expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by184/365 (to reflect the one-half year period).

Monteagle Quality Growth Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$999.28	$6.75
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,018.45	$6.82

* Expenses are equal to the Fund's annualized expense ratio of 1.34%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Select Value Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$921.87	$7.85
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.04	$8.24

* Expenses are equal to the Fund's annualized expense ratio of 1.62%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS

ABOUT YOUR FUNDS' EXPENSES (CONTINUED)

AUGUST 31, 2019 (UNAUDITED)

Monteagle Opportunity Equity Fund - Investor Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,005.76	$7.43
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,017.80	$7.48

* Expenses are equal to the Fund's annualized expense ratio of 1.47%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Monteagle Opportunity Equity Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$1,006.08	$4.90
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,020.32	$4.94

* Expenses are equal to the Fund's annualized expense ratio of .97%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Texas Fund - Institutional Class

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
	March 1, 2019	August 31, 2019	March 1, 2019 to August 31, 2019

Actual	$1,000.00	$917.48	$7.93
Hypothetical
(5% Annual Return before expenses)	$1,000.00	$1,016.94	$8.34

* Expenses are equal to the Fund's annualized expense ratio of 1.64%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MONTEAGLE FUNDS

TRUSTEES & OFFICERS OF THE TRUST

AUGUST 31, 2019 (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Board of Trustees in compliance with the laws of the state of Delaware. The names of the Trustees and executive officers of the Trust, their position with the Trust, address, age and principal occupations during the past five years are set forth below. Trustees have no official term of office and generally serve until they resign, or are not reelected. The address of each trustee and officer is 2506 Winford Ave., Nashville, TN, 37211.

INDEPENDENT TRUSTEES
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF TRUST PORTFOLIOS OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS OF PUBLIC COMPANIES
Larry J. Anderson, CPA 1948	Trustee	Since 11-29-02	Certified Public Accountant, Anderson & West, P.C. January 1985 to present	5	None
David J. Gruber , CPA 1963	Trustee	Since 10-21-15	Director of Risk Advisory Services, Holbrook & Manter (accounting firm), 2016 to present; President, DJG Financial Consulting, 2007 to 2016	5

Trustee, Asset Management Fund, 2015 to present (3 portfolios); Trustee, Cross Shore Discovery Fund, 2014 to present; Trustee, Oak Associates Funds, 2019 to present (7 portfolios); Trustee, Fifth Third Funds 2003 to 2012 (20 portfolios)

Jeffrey W. Wallace, JD, CPA, CFP 1964	Trustee	Since 10-21-15	Senior Director of Investment Operations, Baylor University, 2009 to present	5	None

EXECUTIVE OFFICERS
NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH THE TRUST	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Paul B. Ordonio, JD 1967	President, CCO

Monteagle Funds, President/CCO from 11/02 to present; Nashville Capital Corporation, VP of Development, 05/09 to present; Matrix Capital Group, Representative 05/09 to 10/17; P.O. Properties, Inc., Vice President from 06/99 to present; WordWise Document Services, LLC, President from 08/97 to present; Ordonio & Assoc., President from 11/97 to present; Blue Horse Financial Advisors, Secretary from 07/15 to 01/17; PJO Holdings, LLC from 07/15 to present; N2Development, Counsel 01/19 to present.

Brandon M. Pokersnik 1978	Secretary, AML Officer	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.
Umberto Anastasi 1974	Treasurer, CFO	From 1999 to present, Vice President, Mutual Shareholder Services, LLC.

MONTEAGLE FUNDS

COMPENSATION OF TRUSTEES & OFFICERS

AUGUST 31, 2018 (UNAUDITED)

Each Trustee receives an annual fee of $2,500 and a fee of $1,000 per Fund, and is also paid a $1,000 for each quarterly meeting attended and $500 for each special meeting attended. A portion of the fees paid to the Trustees are paid in Fund shares and allocated pro rata among the Funds in the complex. Trustees and officers are also reimbursed for travel and related expenses incurred in attending meetings of the Board.

Trustees that are affiliated with the Adviser or Sub-adviser receive no compensation from the Funds for their services or reimbursement for their associated expenses. Officers of the Trust receive no compensation from the Funds for their services, except that the Funds pay 50% of the compensation of the Trust’s Chief Compliance Officer.

The following table sets forth the fees paid by the Funds to each Trustee of the Trust for the year ended August 31, 2019:

Name of Person	Aggregate Compensation From Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Funds and Fund Complex Paid to Trustees
Larry J. Anderson	$10,368	$0	$0	$10,368
David J. Gruber	$10,057	$0	$0	$10,057
Jeffrey W. Wallace	$10,142	$0	$0	$10,142

MONTEAGLE FUNDS

ADDITIONAL INFORMATION

AUGUST 31, 2019 (UNAUDITED)

Proxy Policies — The Trust has adopted Proxy Voting Policies and Procedures under which the Funds vote proxies related to securities held by the Funds. A description of the Funds’ policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX is available without charge, upon request, by calling the Funds toll free at 1-888-263-5593, on the Funds’ website at http://www.monteaglefunds.com or on the SEC’s website at http://www.sec.gov.

N-Q Filing — The SEC has adopted the requirement that all mutual funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Monteagle Funds, this would be for the fiscal quarters ending November 30 and May 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov., or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SHAREHOLDER MEETING

At a Special Meeting of shareholders of the Monteagle Value Fund (the “Target Fund”), a series of the Monteagle Funds, held on August 29, 2019, at the offices of Mutual Shareholder Services, LLC, the Trust’s transfer agent, located at 8000 Town Centre Drive, Broadview Heights, OH 44147. The Trust shareholders of record as of the close of business on August 29, 2019, voted to approve the following proposals:

Proposal 1 – To approve an Agreement and Plan of Reorganization and Termination (the “Plan”) between the Target Fund and Monteagle Select Value Fund (the “Destination Fund”), a separate series of the Trust, providing for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Target Fund by the Destination Fund in exchange for shares of the Destination Fund; (b) the distribution of such shares to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund (the “Reorganization”).

Shares Voted In Favor	Shares Voted Against or Abstentions
1,200,535.42	0

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THE MONTEAGLE FUNDS

Investment Adviser

Nashville Capital Corporation

2506 Winford Ave.

Nashville, TN 37211

Distributor

Arbor Court Capital, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Transfer Agent, Administrator

& Shareholder Servicing Agent

Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

(888) 263-5593

www.monteaglefunds.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by a current prospectus, which includes information regarding each Fund’s objectives and policies, experience of its management, marketability of shares, and other information.

Endnotes

Monteagle Fixed

Income Fund

Bloomberg Barclays

Intermediate Govt/

Credit Index

ITEM 2.  CODE OF ETHICS.

a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

b)

During the period covered by this report, there were no amendments to any provision of the code of ethics.

c)

During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Larry J. Anderson. Mr. Anderson is “independent” for purposes of this item.

ITEM 4.  PRINICPAL ACCOUNTANT FEES AND SERVICES.

a)

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $60,000 and $58,800 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively.

b)

Audit-Related Fees.  The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively. The services comprising these fees are for consents and review of the registrant’s dividend calculations.

c)

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $20,000 and $24,000 with respect to the registrant’s fiscal years ended August 31, 2019 and 2018, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

d)

All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended August 31, 2018 and 2017, respectively. The services comprising these fees were for the review of the Funds’ semi annual financial report.

(e)(1)  The audit committee has not adopted pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of regulation S-X.

(e)(2)  There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X.

f)

Less than 50% of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time permanent employees.

g)

All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended August 31, 2019 and 2018, respectively, are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser or sub-advisers.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.  SCHEDULE OF INVESTMENTS.

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable. Fund is an open-end management investment company

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Fund is an open-end management investment company

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Fund is an open-end management investment company

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time. There were no matters submitted to a vote of security holders during the reporting period.

ITEM 11.  CONTROLS AND PROCEDURES.

a)

The registrant's PEO and PFO, or persons performing similar functions, have concluded, as of a date within 90 days of the filing of this report, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, that such disclosure controls and procedures are reasonably designed to ensure: (1) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.   DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.  EXHIBITS

1)

Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

2)

Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

3)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MONTEAGLE FUNDS

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Paul B. Ordonio

     Paul B. Ordonio

     President and Principal Executive Officer

Date: November 6, 2019

By: /s/ Umberto Anastasi

     Umberto Anastasi

     Treasurer and Principal Financial Officer

Date: November 6, 2019